UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Blackstone Mortgage Trust, Inc.

345 Park Avenue, 42nd Floor

New York, New York 10154

April 20, 2018

Dear Fellow Stockholders:

You are cordially invited to attend the 2018 annual meeting of stockholders of Blackstone Mortgage Trust, Inc., a Maryland corporation, which will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 20, 2018, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. At the annual meeting, stockholders will be asked to:

•	elect eight director nominees listed herein;

•	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018;

•	consider a non-binding vote on executive compensation of our named executive officers;

•	approve the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan;

•	approve the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan; and

•	consider such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Details concerning those matters to come before stockholders at the annual meeting are described in the attached notice of annual meeting of stockholders and proxy statement.

Your management and your board of directors unanimously recommend that you vote FOR all nominees for directors, FOR the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2018, FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in the accompanying proxy statement, FOR the approval of the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan and FOR the approval of the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan.

This year, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including our proxy statement and 2017 annual report to stockholders, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

On or about April 20, 2018, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice and Access Card, containing instructions on how to access our proxy statement and our 2017 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone. The Notice and Access Card also contains instructions as to how you can receive a paper copy of our proxy materials and authorize a proxy to vote by mail.

It is important that your shares be represented at the annual meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

On behalf of the board of directors, I thank you for your continuing support.

Sincerely,

/s/ Stephen D. Plavin
Stephen D. Plavin Chief Executive Officer, President and Director

Blackstone Mortgage Trust, Inc.

345 Park Avenue, 42nd Floor

New York, New York 10154

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To our Stockholders:

We hereby notify you that Blackstone Mortgage Trust, Inc., a Maryland corporation (the “Company”), is holding its 2018 annual meeting of stockholders at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on Wednesday, June 20, 2018, at 10:00 a.m., Eastern Daylight Time. At the annual meeting, stockholders will be asked to:

1.	elect eight director nominees listed herein;

2.	ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018;

3.	consider a non-binding vote on executive compensation of our named executive officers;

4.	approve the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan;

5.	approve the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan; and

6.	consider such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

You can vote your shares of class A common stock if the Company’s records show that you were a stockholder of record as of the close of business on April 13, 2018, the record date for the annual meeting.

Stockholders, whether or not they expect to be present at the meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and stockholders who are present at the meeting may withdraw their proxies and vote in person.

Sincerely,

/s/ Leon Volchyok
Leon Volchyok
Secretary

April 20, 2018

i

345 Park Avenue, 42nd Floor

New York, New York 10154

PROXY STATEMENT FOR

2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2018

This proxy statement is being furnished by and on behalf of the board of directors of Blackstone Mortgage Trust, Inc., a Maryland corporation, or “the Company”, “BXMT”, “we”, “us” or “our”, in connection with the solicitation of proxies to be voted at the 2018 annual meeting of stockholders, or the annual meeting. We are furnishing the proxy materials for the annual meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials, or the Notice and Access Card. The Notice and Access Card furnishing this proxy statement and the enclosed proxy card and our 2017 annual report to stockholders will be first mailed to stockholders of record on or about April 20, 2018.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding our 2018 annual meeting and the voting of shares at the meeting.

Where and when will the annual meeting be held?

The meeting will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 20, 2018.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission, or the SEC, has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access Card also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the annual meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the annual meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How do I vote my shares in person at the annual meeting?

First, you must satisfy the requirements for admission to the annual meeting (see below). Then, if you are a stockholder of record as of the close of business on April 13, 2018, and prefer to vote your shares at the annual meeting, you must bring proof of identification along with your Notice and Access Card or proof of stock ownership. You may vote shares held in “street name” at the annual meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Even if you plan to attend the annual meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the annual meeting.

Do I need a ticket to be admitted to the annual meeting?

You will need your proof of identification along with either your Notice and Access Card or proof of stock ownership to enter the annual meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the annual meeting, you must present proof of your stock ownership, such as a bank or brokerage account statement.

Do I also need to present identification to be admitted to the annual meeting?

Yes, all stockholders must present a form of personal identification in order to be admitted to the annual meeting.

NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, LARGE BAGS, BRIEFCASES OR PACKAGES WILL BE PERMITTED AT THE ANNUAL MEETING.

What am I voting on?

There are five proposals scheduled to be considered and voted on at the annual meeting:

•	Proposal 1: Election of eight director nominees listed herein;

•	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018;

•	Proposal 3: Non-binding vote on executive compensation of our named executive officers;

•	Proposal 4: Approval of the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan, or the 2018 Stock Plan; and

•	Proposal 5: Approval of the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan, or the 2018 Manager Plan.

Who can vote?

You can vote your shares of class A common stock if our records show that you were the owner of the shares as of the close of business on April 13, 2018, the record date determining the stockholders who are entitled to vote at the annual meeting. As of April 13, 2018, there were a total of 108,194,090 shares of our class A common stock outstanding and entitled to vote at the annual meeting. You have one vote for each share of class A common stock that you own.

What constitutes a quorum?

We will convene the annual meeting if stockholders representing the required quorum of shares of class A common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or attend the meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter will constitute a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

What is the required vote for approval of each proposal?

Proposal 1: Election of eight director nominees listed herein. A plurality of all the votes cast on such election at the annual meeting is required for the election of each nominee for director. Plurality voting simply means that the number of candidates getting the highest number of affirmative votes cast at the annual meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018. A majority of the votes cast on the proposal at the annual meeting is required for the auditor ratification proposal. Abstentions and “broker non-votes”, if any, will not affect the outcome of this proposal. As described below, brokerage firms can vote your uninstructed shares on this proposal.

Proposal 3: Non-binding vote on executive compensation of our named executive officers. A majority of the votes cast on the proposal at the annual meeting is required to approve the non-binding vote on executive compensation. Neither abstentions nor “broker non-votes” will affect the outcome of this proposal.

Proposal 4: Approval of the 2018 Stock Plan. A majority of the votes cast on the proposal at the annual meeting is required to approve the 2018 Stock Plan. Abstentions will have the same effect as a vote “against” this proposal and “broker non-votes” will not affect the outcome of this proposal.

Proposal 5: Approval of the 2018 Manager Plan. A majority of the votes cast on the proposal of the annual meeting is required to approve the 2018 Manager Plan. Abstentions will have the same effect as a vote “against” this proposal and “broker non-votes” will not affect the outcome of this proposal.

What is a “broker non-vote”?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Your shares may be voted on Proposal 2 if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the New York Stock Exchange, or NYSE, rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The ratification of the appointment of Deloitte & Touche LLP as our independent auditors is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. All other items on this year’s ballot are “non-routine” matters under the NYSE rules for which brokers may not vote absent voting instructions from the beneficial owner.

How do I authorize a proxy to vote my shares?

Follow the instructions on the Notice and Access Card to authorize a proxy to vote your shares electronically via the Internet or by telephone. If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares as you instruct. You have the following choices in voting electronically, by telephone or by paper proxy card:

•	You may authorize a proxy to vote your shares on each proposal, in which case your shares will be voted in accordance with your choices.

•	In voting on directors, you can either authorize a proxy to vote “FOR” each director nominee or withhold your vote on all or certain director nominees specified by you.

•	You may authorize a proxy to vote “FOR”, against or abstain on the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018.

•	You may authorize a proxy to vote “FOR”, against or abstain regarding the non-binding vote on executive compensation of our named executive officers.

•	You may authorize a proxy to vote “FOR”, against or abstain regarding the proposal to approve the 2018 Stock Plan.

•	You may authorize a proxy to vote “FOR”, against or abstain regarding the proposal to approve the 2018 Manager Plan.

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all eight nominees as directors, approve the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018, approve the non-binding vote on executive compensation of our named executive officers, approve the 2018 Stock Plan and approve the 2018 Manager Plan.

How can I authorize a proxy to vote over the Internet or by telephone?

To authorize a proxy to vote electronically via the Internet, go to www.proxydocs.com/BXMT and follow the instructions. Please have your Notice and Access Card in hand when accessing the website, as it contains a 12-digit control number required to vote.

If you have access to a touch-tone telephone, you may authorize your proxy by dialing (866) 286-2946 and following the recorded instructions. You will need the 12-digit control number included on your Notice and Access Card or your proxy card in order to vote by telephone.

If you requested a paper copy of our proxy materials, in order to authorize a proxy to vote by telephone or over the Internet, you must either call the toll-free number reflected on the paper proxy card or go to www.proxydocs.com/BXMT and follow the instructions. Please have your paper proxy card in hand when calling the toll-free number or accessing the website, as it contains a 12-digit control number required to vote.

You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Daylight Time, June 19, 2018, the day before the annual meeting.

What do I do if my shares are held in “street name”?

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.

What if other matters come up at the annual meeting?

At the date this proxy statement went to press, we did not know of any matters to be properly presented at the annual meeting other than those referred to in this proxy statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by:

•	executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than June 19, 2018;

•	voting again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Daylight Time, on June 19, 2018;

•	sending a written statement revoking your proxy card to our Corporate Secretary or any corporate officer of the Company, provided such statement is received no later than June 19, 2018; or

•	by attending the annual meeting, revoking your proxy and voting your shares in person.

Your attendance at the annual meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor, New York, New York 10154, Attention: Secretary. New paper proxy cards should be sent to Mediant Communications, P.O. Box 8035, Cary, North Carolina 27512-9916.

Who will count the votes?

Representatives of Mediant Communications will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

We do. In addition to sending you these proxy materials, some of the employees of an affiliate of BXMT Advisors L.L.C., a Delaware limited liability company, or our Manager, may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this. We have engaged D.F. King & Co., Inc., an outside proxy solicitation firm, to solicit votes and the cost to us of engaging such a firm is estimated to be approximately $10,000, plus reasonable out-of-pocket expenses.

PROPOSAL 1 — ELECTION OF DIRECTORS

There are currently eight members of the board of directors. On April 18, 2018, the board of directors, upon recommendation of its corporate governance committee, unanimously nominated the eight directors listed below for re-election to the board of directors at the annual meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our board of directors, unless the board of directors alternatively acts to reduce the size of the board of directors or maintain a vacancy on the board of directors in accordance with our bylaws. The board of directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names, ages as of April 20, 2018 and existing positions with us of the nominees are as follows:

Name	Age	Office or Position Held
Michael B. Nash	57	Executive Chairman of the Board of Directors
Stephen D. Plavin	58	Chief Executive Officer, President and Director
Leonard W. Cotton	68	Director
Thomas E. Dobrowski	74	Director
Martin L. Edelman	76	Director
Henry N. Nassau	63	Director
Jonathan L. Pollack	41	Director
Lynne B. Sagalyn	70	Director

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Michael B. Nash has been a director since 2012 and is the executive chairman of the board of directors. Mr. Nash is a senior managing director of The Blackstone Group L.P. or Blackstone, and the co-founder and chairman of Blackstone Real Estate Debt Strategies, or BREDS. He is also a member of the Investment Committee for both BREDS and Blackstone Real Estate. Mr. Nash is also the chairman of the board of the Blackstone Real Estate Income Fund complex. Mr. Nash is a member of the board of directors of Hudson Pacific Properties, Inc. (NYSE: HPP) and also served as a member of the board of directors of La Quinta Holdings Inc. (NYSE: LQ) until June 2015 and Landmark Apartment Trust of America, Inc. until January 2016. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group — Americas. Prior to joining Merrill Lynch, Mr. Nash was a Senior Vice President at Barclays Bank, where he worked from 1991 to 1997 in the bank’s loan restructuring group. Prior to Barclays, he originated and structured real estate loans for Bank of Nova Scotia. Additionally, Mr. Nash worked at Deloitte & Touche LLP serving brokerage and other institutional clients. Mr. Nash graduated from State University of New York at Albany with a B.S. in Accounting and received an M.B.A. from the Stern School of Business at New York University. We believe Mr. Nash’s extensive experience with, and strong record of success in investing in, real estate-related assets provides our board of directors with valuable insights into developments in our industry.

Stephen D. Plavin has served as one of our directors and as our president and chief executive officer since December 2009. Mr. Plavin is also a senior managing director of Blackstone and a member of the Investment Committee for both BREDS and Blackstone Real Estate. Before joining Blackstone, Mr. Plavin was the chief executive officer of Capital Trust, Inc., or Capital Trust, whose wholly owned manager was acquired by Blackstone in December 2012. Prior to joining Capital Trust in 1998, Mr. Plavin was co-head of Global Real Estate for The Chase Manhattan Bank and Chase Securities Inc., or Chase. During his tenure at Chase, from 1984 to 1998, Mr. Plavin also led business units responsible for commercial real estate loan origination, syndication, structured finance, portfolio management and real estate owned sales. Mr. Plavin received a B.A. in English from Tufts University and an M.B.A. in Finance, Accounting and Marketing from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Plavin is a member of the board of directors of Omega Healthcare Investors, Inc. (NYSE: OHI) and served on the board of directors of WCI Communities, Inc. (NYSE: WCIC) from 2009 to 2017. Mr. Plavin’s experience and background as a senior member of our Company’s management since 1998 has provided him with valuable knowledge of and experience with our business, which we believe positions him to contribute to our board’s oversight functions.

Leonard W. Cotton has been a director since 2014. Mr. Cotton is the former vice chairman of Centerline Capital Group (a position he held from 2006 to 2008). He was also on the executive committee of the Commercial Real Estate Finance Council, or CREFC, from 2001 to 2010 and was president of CREFC from 2007 to 2008. Mr. Cotton previously served as chairman and chief executive officer of ARCap REIT (a position he held from 1995 to 2006), a real estate finance company acquired by Centerline Capital Group in 2006, and chairman and chief executive officer of ARCap REIT’s predecessor, REMICap. During his tenure at ARCap REIT, Mr. Cotton was instrumental in establishing ARCap REIT as a nationally recognized CMBS investor in subordinated bonds. From 1992 to 2002, Mr. Cotton was a president and partner in Harbour Realty Advisors, a real estate-related special situation investment and commercial property management company. Prior to joining Harbour Realty Advisors, Mr. Cotton was engaged in a number of real estate related entrepreneurial endeavors, including acting as consultant on real estate workout strategies and the development of high-end residential properties. Mr. Cotton also serves on the board of trustees of Bowdoin College. He started his career in 1972 with Citibank, working in commercial real estate lending and workout business units. He also served as an independent director of FundCore Institutional Income Trust Inc., a public unlisted mortgage REIT, from 2010 to 2012 and is a former board member of the Real Estate Roundtable. Mr. Cotton received an M.B.A. in Finance from Columbia University and a B.A. in American History from Bowdoin College. Mr. Cotton has significant experience in various aspects of commercial real estate, including lending, equity investment and development, which we believe gives him unique insight into our investment activities.

Thomas E. Dobrowski has been a director since 1998. Mr. Dobrowski has been retired from General Motors Asset Management, or GMAM, an investment manager for several pension funds of General Motors, its subsidiaries and affiliates, as well as for several third party clients, since October 2005. From December 1994 until his retirement, he was the managing director of real estate and alternative investments for GMAM. Mr. Dobrowski was a member of the board of directors and the audit committee of Equity Lifestyle Properties, Inc. (NYSE: ELS) from 1993 to 2017, and previously served as a director and member of the audit committee of Equity Office Properties Trust until its sale in 2007 and was a former director of Taubman Centers, Inc. (NYSE: TCO) and Red Roof Inns, Inc. Mr. Dobrowski had a long career as a senior investment officer for a major pension plan investor and oversaw the original investment made by GMAM into the Company, which we believe gives him unique insight into our investment activities.

Martin L. Edelman has been a director since 1997. Mr. Edelman is Of Counsel to Paul Hastings LLP, and prior thereto, Battle Fowler LLP. He is a director of Equity Commonwealth (NYSE: EQC), Aldar Properties PJSC (ADX: ALDAR) and Advanced Micro Devices, Inc. (NASDAQ: AMD). He also served as a director of Morgans Hotel Group Co. (NASDAQ: MHGC) from 2014 until 2015, Avis Budget Group, Inc. (NASDAQ: CAR) from 1997 until 2013 and Ashford Hospitality Trust, Inc. (NYSE: AHT) from 2003 until 2014. Mr. Edelman is a senior advisor to Mubadala Development Company, the strategic investment vehicle of the government of Abu Dhabi. He is on the boards of the Jackie Robinson Foundation, The Intrepid Fallen Heroes Fund and the Fisher House Foundation. Mr. Edelman has extensive commercial real estate industry experience and knowledge developed over his nearly 40 years of practicing law, which we believe provides us with valuable perspectives into developments in our industry.

Henry N. Nassau has been a director since 2003. Mr. Nassau has been the chief executive officer of Dechert LLP since July 2016 and a partner since September 2003 and was previously deputy chair of practice group management and the chair of the corporate and securities group for over ten years. Mr. Nassau was the chief operating officer of Internet Capital Group, Inc. (NASDAQ: ICGE), an Internet holding company, from December 2002 until June 2003, having previously served as managing director, general counsel and secretary since May 1999. Mr. Nassau was previously a partner at Dechert LLP from September 1987 to May 1999 and was chair of the firm’s business department from January 1998 to May 1999. At Dechert LLP, Mr. Nassau engages in the practice of corporate law, concentrating on mergers and acquisitions, public offerings, private equity and venture capital financing. Mr. Nassau also serves on the advisory board of RAF Industries. Mr. Nassau has significant professional experience as an officer of a public company and as an attorney and partner in a major law firm, which we believe allows him to make unique contributions in the area of corporate governance.

Jonathan L. Pollack has served as one of our directors since January 2016. Mr. Pollack is also a senior managing director of Blackstone and the Global Head of BREDS and a member of the Investment Committee for both BREDS and Blackstone Real Estate. Mr. Pollack is also chief executive officer and president of the Blackstone Real Estate Income Fund complex. Before joining Blackstone in 2015, Mr. Pollack was a managing director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. He currently serves on the Board of Trustees of the East Harlem Tutorial Program. Mr. Pollack received a B.A. in Economics from Northwestern University. We believe Mr. Pollack’s extensive experience with, and strong record of success in investing in, real estate-related assets provides our board of directors with valuable insights into developments in our industry.

Lynne B. Sagalyn has been a director since 1997. Dr. Sagalyn is the Earle W. Kazis and Benjamin Schore Professor Emerita of Real Estate at Columbia Business School where she taught for more than twenty years and was the founding director of the Paul Milstein Center for Real Estate and the MBA Real Estate Program. Previously, Dr. Sagalyn held appointments at the University of Pennsylvania in both the School of Design (City Planning Department) and the Wharton School (Real Estate Department) and at the Massachusetts Institute of Technology (Department of Urban Studies and Planning). Dr. Sagalyn is the vice chairman and a member of the compensation committee of UDR, Inc. (NYSE: UDR), a self-administered REIT in the apartment communities sector, and on the Advisory Board of PRIME, a Morgan Stanley private equity fund. Dr. Sagalyn also serves as a member of the audit and compliance committee of Planned Parenthood of New York City, as a member of the board of directors of Regional Plan Association of New York, as a member of the board of directors of The Skyscraper Museum, as a member of the Advisory Board of Olshan Properties and on the board of and as chair of the audit committee of the New York City Trust for Cultural Resources. She has also served on the New York City Board of Education Chancellor’s Commission on the Capital Plan. Through her prominent positions in graduate real estate programs of leading universities, we believe Dr. Sagalyn brings expertise in real estate and finance to our board and the audit committee, of which she is the chair.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

The Board of Directors; Committees

Our business is managed by our Manager, subject to the oversight and direction of our board of directors. Our board of directors has eight members and is currently comprised of Messrs. Nash, Plavin, Cotton, Dobrowski, Edelman, Nassau and Pollack, and Dr. Sagalyn.

Director Independence

Under our corporate governance guidelines and NYSE rules, the board of directors must be comprised of at least a majority of directors who qualify as “independent” directors. A director is not independent unless the board of directors affirmatively determines that he or she does not have a “material relationship” with us and the director must meet the bright-line test for independence set forth by the NYSE rules. Our corporate governance guidelines also require all members of the audit committee, the compensation committee and the corporate governance committee to be “independent” directors. Based upon its review, the board of directors has affirmatively determined that each of Messrs. Cotton, Dobrowski, Edelman and Nassau and Dr. Sagalyn is independent under all applicable criteria for independence set forth in the listing standards of the NYSE, including with respect to committee service.

In making its determination that Mr. Edelman is an independent director, the board of directors considered that he is of counsel to Paul Hastings LLP, a law firm that (i) was engaged in 2017 by the Company to dissolve certain entities relating to our legacy Capital Trust business for a de minimis amount and (ii) from time to time has served as counsel for the underwriters and placement agents in our public offering of securities and for certain lenders in our master repurchase facilities. We did not engage or directly compensate Paul Hastings LLP for any of the services that they provide to such underwriters, placement agents or lenders. Mr. Edelman was not involved in any of the legal representations that his firm participated in described above, and any compensation that he received as a result of his firm’s representations described above were indirect and de minimis.

Additionally, in making its determination that Mr. Nassau is an independent director, the board of directors considered that he is a partner and CEO at Dechert LLP, a law firm that from time to time has provided us with legal representation with respect to various matters and has served as counsel for certain lenders in our master repurchase facilities. Payments made by the Company to Dechert LLP were less than 1% of Dechert LLP’s annual consolidated gross revenues during its last completed fiscal year. Mr. Nassau was not involved in any of the legal representations that his firm participated in described above, and any compensation that he received as a result of his firm’s representation of the Company or the underwriters, placement agents or lenders in connection with our public offerings and repurchase facilities was indirect and de minimis.

Board of Directors Composition

The board of directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow it to satisfy its oversight responsibilities effectively. In that regard, the corporate governance committee is responsible for recommending candidates for all directorships to be filled by the board of directors or by the stockholders at an annual or special meeting. In identifying candidates, the corporate governance committee will review all nominees for director in accordance with the requirements and qualifications contained in the corporate governance guidelines and, subject to the requirements in the Purchase Agreement (as defined below), recommend that the board of directors select those nominees whose attributes the corporate governance committee believes would be most beneficial to us. In identifying candidates for membership on the board of directors, the corporate governance committee takes into account (i) minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, industry knowledge or experience and an ability to work collegially with the other members of the board of directors and (ii) all other factors it considers appropriate. While our corporate governance guidelines do not include an express diversity policy, we note that Dr. Sagalyn, who has been one of our longest standing directors, was recruited in part with a gender diversity goal in mind. The corporate governance committee has previously utilized the services of professional search firms and has also sought referrals from other members of the board of directors, management, stockholders and other sources.

Our board of directors currently has four standing committees: an audit committee, a compensation committee, a corporate governance committee and an investment risk management committee. The current written charters for each of the audit committee, compensation committee and corporate governance committee are available on our website, www.blackstonemortgagetrust.com, under the “Investor Relations” tab by selecting “Corporate Governance.”

Audit Committee

The audit committee is currently comprised of Messrs. Cotton and Dobrowski and Dr. Sagalyn, with Dr. Sagalyn serving as the committee’s chairperson. All audit committee members meet the independence criteria and have the qualifications set forth in the listing standards of the NYSE and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Each of Messrs. Cotton and Dobrowski is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act, and our board of directors has determined that they each have the accounting and related financial management expertise within the meaning of the listing standards of the NYSE. The SEC has determined that the audit committee financial expert designation does not impose on a person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation.

The audit committee’s primary duties are described in the audit committee charter and include:

•	appointing, retaining, determining the compensation of, overseeing, evaluating and, where appropriate, replacing our independent registered public accounting firm;

•	overseeing the quality and integrity of the Company’s financial statements and internal controls;

•	assisting with the Company’s compliance with legal and regulatory requirements and overall risk management profile;

•	reviewing the Company’s transactions with related parties, including those with the Manager and/or affiliates of the Manager; and

•	preparing the report of the audit committee required by the rules of the SEC to be included in the Company’s annual stockholders’ meeting proxy statement.

The audit committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters in accordance with Rule 10A-3 under the Exchange Act. The audit committee oversees the review and handling of any complaints submitted pursuant to the foregoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.

Compensation Committee

The compensation committee is currently comprised of Messrs. Cotton, Edelman and Nassau and Dr. Sagalyn, with Mr. Nassau serving as the committee’s chairperson. All compensation committee members meet the independence criteria set forth in the listing standards of the NYSE.

We are externally managed by our Manager pursuant to the second amended and restated management agreement with our Manager, or the Management Agreement, and as of the date hereof we have no employees. Since December 19, 2012, our executive officers have not received any cash compensation from us or any of our subsidiaries for serving as executive officers. To the extent that we are responsible for paying the compensation and/or any other employee benefits of our executive officers and senior management, the compensation committee also oversees such compensation, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof.

In particular, the compensation committee’s primary duties are described in the compensation committee charter and include:

•	to the extent that we are responsible for paying the compensation and/or any other employee benefits of our chief executive officer, reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by our board of directors) to determine and approve our chief executive officer’s compensation level based on this evaluation;

•	determining the long-term incentive component, if any, of our chief executive officer’s compensation that we are responsible for paying by considering, among other factors selected by the compensation committee, our performance and relative stockholder return, our chief executive officer’s individual performance, including progress on strategic objectives, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to our chief executive officer in past years;

•	to the extent that we are responsible for paying incentive compensation and equity-based compensation to our employees or the employees of any external manager, considering the recommendations of our chief executive officer with respect to non-chief executive officer management and key employee compensation and determining and approving such compensation;

•	to the extent that we are responsible for paying incentive compensation and equity-based compensation to our employees or the employees of any external manager, reviewing and making recommendations to our board of directors with respect to incentive compensation plans and equity-based compensation plans or material changes to any such existing plans and discharging and administering any such plans as required by the terms thereof;

•	overseeing the preparation of the compensation discussion and analysis and related disclosures for inclusion in our annual report or proxy statement in accordance with the rules of the SEC;

•	preparing and approving any compensation committee report required to be included in our annual report or proxy statement in accordance with applicable SEC regulations;

•	to the extent that we are responsible for sponsoring or managing executive compensation programs, periodically reviewing, as and when determined appropriate, executive compensation programs and total compensation levels;

•	reviewing and making recommendations to our board of directors concerning compensation arrangements for members of our board of directors who are not employees of the Company, the Manager or any of its affiliates;

•	in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing our policies on structuring compensation programs to preserve tax deductibility, and, as and when required or desired, establishing performance goals and confirming that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code;

•	reviewing and approving any severance or similar termination payments proposed to be made by the Company to any of our current or former executive officers; and

•	performing any other duties or responsibilities expressly delegated to the compensation committee by our board of directors from time to time relating to our compensation programs.

The compensation committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to retain, on terms it deems appropriate, legal counsel and other experts or consultants as it deems appropriate, without obtaining the approval of our board of directors or management. The compensation committee shall have the sole authority to select and retain a compensation consultant to assist in the evaluation of chief executive officer compensation.

The compensation committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the compensation committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act and (ii) “outside directors” for the purposes of Section 162(m) of the Code, or qualified subcommittee. The compensation committee has established a qualified subcommittee for the purpose of approving equity grants.

Compensation Committee Interlocks and Insider Participation

The compensation committee is currently comprised of Messrs. Cotton, Edelman and Nassau and Dr. Sagalyn, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2017, and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or our compensation committee during the fiscal year ended December 31, 2017.

Corporate Governance Committee

The corporate governance committee is currently comprised of Messrs. Dobrowski and Nassau and Dr. Sagalyn, with Mr. Nassau serving as the committee’s chairperson. All corporate governance committee members meet the independence criteria set forth in the listing standards of the NYSE.

Among other things, the corporate governance committee identifies qualified individuals to become members of the board of directors, recommends to the board of directors individuals to be designated as nominees for election as directors at the annual meetings of stockholders, develops and recommends to the board of directors our corporate governance guidelines and oversees the annual review of the Management Agreement. More specifically, the corporate governance committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the board of directors, as well as the composition of the board as a whole, in the context of our needs. The corporate governance committee will review all nominees for director, including those recommended by stockholders, in accordance with requirements and qualifications set forth in our corporate governance guidelines and will, subject to the requirements of the Purchase Agreement, recommend that the board of directors select those nominees whose attributes it believes would be most beneficial to us. This review involves an assessment of the personal qualities and characteristics, accomplishments and business reputation of director candidates. The corporate governance committee will assess candidates’ qualifications based on the following minimum criteria, which may be modified from time to time by the corporate governance committee:

•	demonstrated personal integrity and moral character;

•	willingness to apply sound and independent business judgment for the long-term interests of stockholders;

•	relevant business or professional experience, technical expertise or specialized skills;

•	personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the Company’s needs; and

•	ability to commit sufficient time to effectively carry out the substantial duties of a director.

Investment Risk Management Committee

The investment risk management committee is comprised of independent directors and currently consists of Messrs. Cotton, Dobrowski and Edelman, with Mr. Edelman serving as the committee’s chairperson. The investment risk management committee is currently responsible for the supervision of our Manager’s compliance with our investment guidelines and conducting periodic reviews of our loan and investment portfolio. In addition, any proposed investment (i) of more than 25% of our Equity (as defined in the Management Agreement) in any individual investment or (ii) in excess of $300.0 million requires the approval of a majority of the members of the investment risk management committee.

Meetings

Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to properly discharge their responsibilities. Our board of directors conducts its business through meetings of the board of directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the fiscal year ended December 31, 2017, the board of directors held eight meetings. During the fiscal year 2017, (i) the audit committee held four meetings, (ii) the compensation committee held two meetings, (iii) the corporate governance committee held one meeting and (iv) the investment risk management committee held one meeting. Each director attended at least 75% of the combined number of meetings of the board of directors and meetings of committees on which he or she served during the period in 2017 in which he or she served as a director or member of such committee, as applicable.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. All eight of our directors attended our last annual stockholders meeting, which was held on June 21, 2017. The meeting was routine in nature.

Executive Sessions

In accordance with applicable NYSE listing requirements, our non-management directors periodically hold executive sessions at which management is not present. Our corporate governance guidelines provide that the chairperson of the corporate governance committee, or if he or she is not present, any non-management independent director shall serve as such presiding director.

Board Leadership Structure and Role in Risk Oversight

Our board of directors benefits from the service of three members of the board who also serve in leadership and risk oversight roles at Blackstone: Michael B. Nash, the co-founder and chairman of BREDS and a senior managing director of Blackstone, serves as executive chairman of the board of directors; Stephen D. Plavin, a senior managing director of Blackstone, serves as our chief executive officer and president and as a member of the board of directors; and Jonathan L. Pollack, a senior managing director of Blackstone and the global head of BREDS, is also a member of the board of directors. In his capacity as executive chairman of the board of directors, Mr. Nash leads the investment strategy of the Company with Mr. Plavin, who is responsible for managing the day-to-day operations of the Company as our chief executive officer and president. We believe separating the executive chairman of the board of directors and the chief executive officer positions is appropriate as it helps the board of directors meet its responsibilities of overseeing management and setting our strategic direction as well as fostering long-term value of the Company.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our board of directors. Our Manager is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for establishing broad corporate policies for our overall performance and for the direction and oversight of our risk management. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Manager and our executive officers. In particular, we believe that our board of directors benefits from the valuable insights to developments in our industry provided by Messrs. Nash, Plavin and Pollack as a result of their active involvement in real estate-related investments at Blackstone.

In connection with their oversight of risks to our business, our board of directors and the audit committee consider feedback from our Manager concerning the risks related to our business, operations and strategies. The audit committee also assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with NYSE requirements, discusses policies with respect to risk assessment and risk management. The compensation committee and the corporate governance committee assist the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with board organization, membership and structure, succession planning and corporate governance. Our board of directors reviewed with the compensation committee its compensation policies and practices applicable to our Manager that could affect our assessment of risk and risk management. Following such review, our board of directors determined that our compensation policies and practices, pursuant to which we pay no cash compensation to our Manager’s officers and employees since they are compensated by our Manager or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. Our board of directors also considered that while we may grant our officers, our Manager and affiliates of our Manager’s employees equity awards, such grants align their interests with our interests and do not create risks that are reasonably likely to have a material adverse effect on us. The investment risk management committee exercises the authority of the board of directors to supervise our Manager’s compliance with the investment guidelines approved by the board of directors and to approve any proposed investments in excess of the limits set forth in the investment guidelines described above.

With respect to cybersecurity risk oversight, our board of directors and/or our audit committee receive periodic reports and/or updates from management on the primary cybersecurity risks facing the Company and the Manager and the measures the Company and the Manager are taking to mitigate such risks. In addition to such periodic reports, our board of directors and/or our audit committee receive updates from management as to changes to the Company’s and the Manager’s cybersecurity risk profile or certain newly identified risks.

Corporate Governance

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors and employees (if any), and to all of the officers and employees of the Manager and its affiliates who provide services to us, including our principal executive officer and principal financial officer. Our code of business conduct and ethics, as it relates to employees of Blackstone, operates in conjunction with, and in addition to, the policies of our Manager and those of Blackstone. Our code of business conduct and ethics is designed to comply with SEC regulations and NYSE listing standards relating to codes of conduct and ethics. Our code of business conduct and ethics is available on our website, www.blackstonemortgagetrust.com, under the “Investor Relations” tab by selecting “Corporate Governance.”

Any waiver of the code of business conduct and ethics may be made only by our board or the audit committee and will be promptly disclosed as required by law or stock exchange regulations. Any modifications to the code of business conduct and ethics will be reflected on our website.

Corporate Governance Guidelines

We have also adopted corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors’ expectations as to how it and they should perform its and their respective functions. Our corporate governance guidelines are available on our website, www.blackstonemortgagetrust.com, under the “Investor Relations” tab by selecting “Corporate Governance.”

We are aware that a proxy advisory firm has a policy of recommending “against” or “withhold” votes for members of nominating and corporate governance committees of public companies that have governance documents that restrict the ability of stockholders to amend the bylaws. As part of our corporate governance review, our board of directors considered an amendment to our bylaws to allow our stockholders (without the concurrence of our board of directors) to implement bylaw amendments. After careful consideration of this matter, our board of directors concluded that it remains in the best interests of our stockholders and the Company for authority to amend our bylaws to continue to vest exclusively in our board of directors as is permitted by Maryland law. Our board of directors believes the existing authority has served our interests well. Under Maryland law, our directors owe legal duties to our stockholders that require them to act with a reasonable belief that their actions are in the best interests of all stockholders and the best interests of the Company. On the other hand, under Maryland law, stockholders are not bound by such legal duty and are permitted to take or to recommend actions that are in their own individual interests as stockholders without taking into account the broader interests of other stockholders or the interests of the Company. Beyond this factor, a significant percentage of our stockholders at any given time could consist of exchange traded or index funds that do not normally exercise independent judgment on matters presented to stockholders. Further, our stockholders already have rights to submit governance proposals and oppose the election of directors that do not implement such proposals.

In our discussions with our stockholders, none of our stockholders expressed any disagreement with or objection to our corporate governance policies, including the procedures for amending our bylaws. Additionally, in 2017, we engaged a proxy solicitor to reach out to stockholders on our behalf to offer the opportunity to engage with us on topics of interest to them. As a result of these factors, we believe that our directors are in the best position to consider possible future bylaw amendments (including those proposed by our stockholders in accordance with the provisions of our bylaws) and will adopt such amendments only after concluding that such amendments are in the best interests of our stockholders and of the Company. We will continue to engage with our stockholders on governance matters and we remain committed to maintaining strong corporate governance practices and updating those practices to the extent such updates are in the best interests of the Company.

Stockholder Nominations and Communications Policy

Our board of directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as directors and stockholder and interested party communications with the board of directors.

Stockholders may recommend director nominees for consideration by the corporate governance committee by submitting the names and the following supporting information to our secretary at: Secretary, Stockholder Nominations, Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor, New York, New York 10154. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Director nominees may be nominated by our stockholders in accordance with our bylaws and in accordance with the advance notice requirements contained in our bylaws. See “Stockholder Proposals For the 2019 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws.

Stockholders and other interested parties may communicate directly with our board of directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Stockholder Communications, Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor,

New York, New York 10154. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication intended for the board of directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

Stockholder Engagement

We regularly attend investor conferences and hold one-on-one meetings and calls with stockholders, potential investors and analysts. In recent years, we have made a concerted effort to engage with our stockholders both during and outside the proxy season in order to have a better understanding of their perspectives on our Company, including matters of corporate governance and executive compensation, as well as our strategies and performance. In 2017, we engaged a proxy solicitor to reach out to stockholders on our behalf to offer the opportunity to engage with us on topics of interest to them. This dialogue has helped inform the board’s decision-making and ensures our interests remain well-aligned with those of our stockholders.

Executive and Senior Officers

The following sets forth the positions, ages as of April 20, 2018 and selected biographical information for our executive officers and senior officers. Mr. Plavin’s biographical information is provided in the section of this Proxy Statement entitled “Proposal 1 — Election of Directors.”

Name	Age	Office or Position Held
Stephen D. Plavin	58	Chief Executive Officer, President and Director
Douglas N. Armer	43	Managing Director, Head of Capital Markets, and Treasurer
Anthony F. Marone, Jr.	35	Chief Financial Officer and Assistant Secretary
Thomas C. Ruffing	57	Managing Director, Head of Asset Management
Weston Tucker	37	Managing Director, Head of Investor Relations
Leon Volchyok	34	Head of Legal and Compliance and Secretary

Douglas N. Armer has served as our treasurer and managing director, head of capital markets, since September 2013. He is also a managing director of Blackstone and is a member of the Investment Committee of BREDS. Before joining Blackstone in 2012, Mr. Armer was a managing director of Capital Trust, whose wholly owned investment management business was acquired by Blackstone in December 2012. As a managing director at Capital Trust, Mr. Armer was responsible for the firm’s capital markets and finance activities encompassing equity, debt and strategic transactions, as well as oversight of regulatory matters. Prior to joining Capital Trust in 2004, Mr. Armer was responsible for developing the India-based capital markets group of Global Realty Outsourcing. Previously Mr. Armer held positions in investment banking at Gerard Klauer Mattison and at PaineWebber Commercial Real Estate Securities. Mr. Armer holds a B.A. in Political Science, magna cum laude, from the University of Rochester, where he was inducted into the Phi Beta Kappa honor society.

Anthony F. Marone, Jr. has served as our chief financial officer and assistant secretary since March 2016 and has served as our principal accounting officer since September 2013 and as our controller from 2008 until October 2015. Mr. Marone is also a managing director of Blackstone and the chief financial officer of BREDS, which encompasses all of Blackstone’s commercial real estate debt investment vehicles, including the Company. He also serves as chief financial officer and treasurer of the Blackstone Real Estate Income Fund complex. Before joining Blackstone in 2012, Mr. Marone was a vice president and controller of Capital Trust, whose wholly owned investment management business was acquired by Blackstone in December 2012. Previously, Mr. Marone worked in the Real Estate Assurance practice of PricewaterhouseCoopers LLP, where he provided audit and other assurance services to various real estate companies. Mr. Marone received a B.S. and an M.B.A. from Rutgers University and is a Certified Public Accountant and Chartered Global Management Accountant.

Thomas C. Ruffing has served as our managing director, head of asset management, since February 2013. Mr. Ruffing previously served as our chief credit officer since July 2006. Mr. Ruffing is also a managing director of Blackstone and a managing director of BREDS. Before joining Blackstone in 2012, Mr. Ruffing was also chief credit officer of Capital Trust, whose wholly owned investment management business was acquired by Blackstone in December 2012. Prior to joining Capital Trust, Mr. Ruffing worked at JP Morgan Chase in the Real Estate & Lodging Investment Banking Group. Mr. Ruffing’s responsibilities included structured corporate real estate finance transactions, major asset property sales and the restructuring and workout of real estate loans. Mr. Ruffing holds a B.S. and an M.E. in Mechanical Engineering from the University of Virginia and an M.B.A. from Columbia Business School.

Weston Tucker has served as our managing director, head of investor relations, since 2013, and is also managing director and head of investor relations for Blackstone. Since joining Blackstone in 2007, Mr. Tucker’s primary responsibility has been managing Blackstone’s interface with public shareholders and the equity analyst community. Before joining Blackstone in 2007, Mr. Tucker was an equity research analyst for JPMorgan, covering the telecom and cable sectors. He began his career at AT&T, where he worked in a variety of finance roles including investor relations and communications, as well as corporate development. Mr. Tucker graduated summa cum laude with a B.S. in Business Administration from The Ohio State University.

Leon Volchyok has served as our head of legal and compliance and secretary since January 2016. Mr. Volchyok is a managing director of Blackstone Real Estate. Mr. Volchyok plays a key role in the structuring, launch and operations of Blackstone Real Estate’s public vehicles, handles the legal affairs for BREDS and is involved in a number of other legal initiatives throughout the business. Mr. Volchyok also serves as chief legal officer, chief compliance officer and secretary for each of Blackstone Real Estate Income Trust, Inc. and the Blackstone Real Estate Income Fund complex. Prior to joining Blackstone in 2013, Mr. Volchyok was a senior associate in the Real Estate Capital Markets group at Proskauer Rose LLP, where he specialized in capital markets transactions and general securities law and corporate governance matters, with a focus on REITs and other real estate companies. Mr. Volchyok received a B.B.A. from Baruch College — Zicklin School of Business and a J.D. from Fordham Law School.

COMPENSATION COMMITTEE REPORT

Our compensation committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.

Our compensation committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.

Based on such review and discussions, our compensation committee recommended to our board that the “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Henry N. Nassau (Chair) Leonard W. Cotton Martin L. Edelman Lynne B. Sagalyn

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for our chief executive officer, chief financial officer and our other “named executive officers,” as such term is defined in Item 402(a) of Regulation S-K of the Exchange Act, or our Named Executive Officers, for our fiscal year ended December 31, 2017, or fiscal 2017.

Our Named Executive Officers for fiscal 2017 were:

•	Stephen D. Plavin, our chief executive officer, president and director;

•	Douglas N. Armer, our managing director, head of capital markets and treasurer;

•	Anthony F. Marone, Jr., our chief financial officer and assistant secretary; and

•	Thomas C. Ruffing, our managing director, head of asset management.

Overview of Compensation Program and Philosophy

Since the consummation of the sale of our investment management and special servicing business on December 19, 2012, or the Investment Management Business Sale, we have been externally managed and advised by our Manager pursuant to the Management Agreement and, as a result, our executive officers no longer receive cash compensation from us.

Our Manager is a part of Blackstone’s alternative asset management business, which includes the management of investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets, and secondary funds, all on a global basis. Through its different businesses, Blackstone had total assets under management of approximately $434.1 billion as of December 31, 2017. In connection with the performance of its duties, we believe our Manager benefits from the resources, relationships, and expertise of the 426 professionals in Blackstone’s global real estate group, which is one of the largest real estate investment managers in the world with $115.3 billion of investor capital under management representing approximately $228 billion of debt and equity investments as of December 31, 2017. This includes the BREDS business, of which our Manager is a part, which had 97 dedicated professionals, including 12 investment professionals based in London and Australia, and $15.4 billion of investor capital as of December 31, 2017. Our Manager’s Investment Committee consists of, among others, Blackstone Real Estate’s global co-heads and the global head and global chairman of BREDS.

Our Manager provides the day-to-day management of the Company’s operations. Our chief executive officer, chief financial officer, and other executive officers are senior Blackstone Real Estate professionals and we do not have any employees. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our executive officers for fiscal year 2017 do not currently receive any cash compensation from us or any of our subsidiaries for serving as our executive officers. Additionally, the Management Agreement does not require our Named Executive Officers to dedicate a specific amount of time to fulfilling our Manager’s obligations to us under the Management Agreement and does not require a specified amount or percentage of the fees paid to the Manager to be allocated to the Named Executive Officers. As a result, our Manager has informed us that it cannot identify the portion of the compensation awarded to our Named Executive Officers by our Manager that relates solely to their services to us. Our Manager does not compensate its employees specifically for such services because these individuals also provide investment management and other services to other investment vehicles that are sponsored, managed or advised by affiliates of our Manager. As such, the compensation of our Named Executive Officers reflects the performance of all the investment vehicles for which these individuals provide services, including, but not limited to, us. However, for context of our Named Executive Officers’ compensation, our Manager paid our Named Executive Officers aggregate base salary, cash bonus and Company incentive fee participation payments of $5,516,641 during fiscal year 2017, which amount represented 10.3% of the management and incentive fees we paid to our Manager in 2017. This aggregate compensation amount excludes (i) incentive payments to our Named Executive Officers by affiliates of our Manager specifically related to the performance of other investment vehicles that are sponsored, managed or advised by affiliates of our Manager, (ii) equity grants of Blackstone common units by affiliates of our Manager to our Named Executive Officers, and (iii) the compensation, disclosed in the Summary Compensation Table on page 23, paid by us directly to our Named Executive Officers during fiscal year 2017, including equity grants of our restricted class A common stock and legacy long-term compensation awards that are tied to the recovery of legacy assets owned by CT Legacy Partners and CTOPI (each as defined below), which are not paid by our Manager.

We do not determine the cash compensation payable by our Manager to our Named Executive Officers. Our Manager and its affiliates determine the salaries, bonuses and other wages earned by our Named Executive Officers from our Manager and its affiliates. Our Manager and its affiliates also determine whether and to what extent our Named Executive Officers will be provided with employee benefit plans. We do not have employment agreements with our Named Executive Officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our Named Executive Officers and we do not have arrangements to make payments to our Named Executive Officers upon their termination or in the event of a change in control of the Company.

Our Manager and its affiliates compensate their employees, including our Named Executive Officers, in accordance with the Blackstone compensation philosophy. The compensation of senior employees at Blackstone, including our Named Executive Officers, is primarily composed of (a) annual cash bonus payments tied to the performance of the applicable business unit(s) in which such employee works, (b) performance interests/compensation (composed primarily of carried interest and/or incentive fee interests) tied to the performance of the investments made by the funds and other investment vehicles in the business unit in which such employee works or for which he or she has responsibility, including the Company, (c) deferred equity awards reflecting the value of Blackstone’s common units and/or our class A common stock and (d) additional cash payments and deferred equity awards tied to extraordinary performance of such employee or other circumstances (for example, if there has been a change of role or responsibility). Base salary, which is the fixed element of Blackstone’s senior employee compensation philosophy, generally represents a significantly lesser component of an employee’s total compensation. Blackstone believes that the appropriate combination of annual cash bonus payments and performance interests or deferred equity awards encourages their senior employees, including our Named Executive Officers, to focus on the underlying performance of their investments, as well as the overall performance of the firm and the Company. To that end, the primary form of compensation to Blackstone’s senior employees, including our Named Executive Officers, is variable, performance-based compensation.

For 2017, our Named Executive Officers’ compensation from Blackstone, in the aggregate, was apportioned 21.8% to fixed compensation and 78.2% to performance-based compensation.

While we may not pay our Named Executive Officers any cash compensation, we pay our Manager the management and incentive fees described under the heading “Transactions With Related Persons, Promoters and Certain Control Persons — Investment Management Business Sale and Related Matters” and, in the discretion of the compensation committee of our board of directors, we may also grant our Manager and our Named Executive Officers equity awards pursuant to our equity compensation plans. The management and incentive fees compensate our Manager for the services that it provides to the Company and the equity grants serve to further align the interests of our Manager and our Named Executive Officers with that of the Company and mitigate the possibility of excessive risk taking. As of December 31, 2017, our consolidated balance sheet included $14.3 million of accrued management and incentive fees payable to our Manager. During the year ended December 31, 2017, we paid $53.4 million of management and incentive fees to our Manager. In addition, during the year ended December 31, 2017, we reimbursed our Manager for $621,000 of expenses incurred on our behalf.

The corporate governance committee evaluates the performance of our Manager on an annual basis, in light of the goals and objectives of the Company and the terms of the Management Agreement, and reports its views regarding the performance of our Manager to the board of directors. The board of directors reviews the Company’s long-term strategic plan and the fundamental factors affecting the Company’s successful operation of its business, including the management and performance of the Company’s business in light of the goals and objectives of the Company and the terms of the Management Agreement during at least one meeting a year.

Role of Compensation Committee

Currently, we do not have any employees and our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as executive officers. Accordingly, our compensation committee does not currently make any recommendations regarding the base salaries and target bonus levels of our Named Executive Officers. Our compensation committee reviews and approves the equity based awards to be paid or made by us to our Named Executive Officers based on recommendations from the Company’s chief executive officer and outside compensation consultants. The compensation committee also oversees risk when it considers granting equity awards to the Manager under the Management Agreement.

Role of Compensation Consultant

The compensation committee engaged the services of a compensation consultant, FPL Associates, L.P., or FPL, to review and advise the compensation committee regarding the terms of the 2018 Stock Plan and 2018 Manager Plan. In 2017, the compensation committee engaged FPL to review and advise the compensation committee regarding the terms of the Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan, or the 2016 Stock Plan, and the Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan, or the 2016 Manager Plan, and the equity awards to be made pursuant to such plans. FPL also advised the compensation committee regarding the pay levels of our non-employee directors in 2017. FPL has no other relationships with the Company and is considered an independent third party advisor. At the time of the engagement of FPL in 2017 and 2018, the compensation committee reviewed FPL’s independence and determined that FPL’s work for the compensation committee did not raise any conflict of interest pursuant to the SEC and NYSE rules.

Role of Executive Officers

The compensation committee is responsible for approving compensation by us for our Named Executive Officers. Our chief executive officer annually reviews the financial performance of the Company, current market conditions and the performance of each executive officer of the Company and based on these reviews, provides a recommendation regarding the appropriate equity based grants, if any, to be presented to the compensation committee for approval.

Say-On-Pay Vote

At our 2017 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, our executive compensation. More than 92% of the votes cast at our 2017 annual meeting of stockholders voted to approve our executive compensation as described in our proxy statement for the 2017 annual meeting of stockholders. The compensation committee reviewed the results of this advisory “say-on-pay” vote and considered it in determining specific award amounts granted to our Named Executive Officers for 2017. The compensation committee will also carefully consider future stockholder votes on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions.

Equity-Based Compensation

The compensation committee may, from time to time pursuant to our 2016 Stock Plan, grant our Named Executive Officers equity-based awards, including stock options, restricted shares of our class A common stock, restricted stock units, stock appreciation rights and other equity-based awards. These awards are designed to align the interests of our Named Executive Officers with those of our stockholders, by allowing our Named Executive Officers to share in the creation of value for our stockholders through capital appreciation and dividends. These equity awards are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and achievement of strong performance for the Company. These awards provide a further benefit to us by enabling our Manager to attract, motivate and retain talented individuals to serve as our executive officers. The compensation committee reviews the recommendations from the Company’s chief executive officer and outside compensation consultants in determining the appropriate size of the equity award for each executive officer. These recommendations take into account the financial performance of the Company during the prior fiscal year, current market conditions, the performance of each executive officer and the desire to continue to align the interests of each of our executive officers with our stockholders.

In 2017, the compensation committee considered a number of individual performance factors that are described below in determining the size of the equity awards granted to each of our Named Executive Officers. There was no specific numerical value given to any individual factor and each factor was considered in light of the other factors noted along with any additional information available to the compensation committee at the time, including market conditions in general. The compensation committee applied its business judgment in assessing the extent to which each Named Executive Officer met his objectives. The key factors that the compensation committee considered in making its determination with respect to Mr. Plavin were his performance as chief executive officer and president of the Company, his role in overseeing the financial performance and investing activity of the Company, and his leadership in regard to the strategic direction of the Company. The key factors that the compensation committee considered in making its determination with respect to Mr. Armer were his performance as the head of capital markets of the Company, his guidance and management of key operational, financing and investment activities of the Company, his oversight of the capital structure of the Company, his role in executing the Company’s strategic direction and his support in investor relations initiatives. The key factors that the compensation committee considered in making such determination with respect to Mr. Marone were his performance as chief financial officer of the Company and his leadership and oversight of its finance, treasury, and operations functions. The key factors that that the compensation committee considered in making its determination with respect to Mr. Ruffing were his performance as head of asset management of the Company and his asset management and administration of the Company’s investments.

After completing its review of the recommendation of the chief executive officer, the financial performance of the Company, market conditions and the achievement of the individual performance factors of each Named Executive Officer, in 2017, the Company granted 45,000 restricted shares of class A common stock to Mr. Plavin, 17,500 restricted shares of class A common stock to Mr. Armer, 9,000 restricted shares of class A common stock to Mr. Marone, and 4,500 restricted shares of class A common stock to Mr. Ruffing, which in each case vest (i) with respect to one third of the award, on the first anniversary from the date of grant and (ii) with respect to the remaining two-thirds, ratably in quarterly installments over the two-year period following the first anniversary of the date of grant.

Summary Compensation Table

For the year ended December 31, 2017, we did not provide any of our Named Executive Officers with any cash compensation or bonus. The following table sets forth for the year indicated the annual compensation of our Named Executive Officers:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(1)	Total ($)
Stephen D. Plavin	2017	—	—	1,455,300	6,930	—	1,462,230
Chief Executive Officer, President and Director	2016	—	—	1,341,450	2,534,777	—	3,876,227
	2015	—	—	1,063,155	2,143,944	—	3,207,099

Douglas N. Armer	2017	—	—	565,950	1,155	—	567,105
Managing Director, Head of Capital Markets, and Treasurer	2016	—	—	596,200	399,019	—	995,219
	2015	—	—	486,500	323,640	—	810,140

Anthony F. Marone, Jr.	2017	—	—	291,060	231	—	291,291
Managing Director, Chief Financial Officer and Assistant Secretary	2016	—	—	253,385	107,936	—	361,321

Thomas C. Ruffing	2017	—	—	145,530	2,310	—	147,840
Managing Director, Head of Asset Management	2016	—	—	134,145	938,699	—	1,072,844
	2015	—	—	111,200	849,384	—	960,584

(1)	The Named Executive Officers are employees of our Manager or its affiliates and are not paid cash compensation by us.
(2)	The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of awards of restricted shares of class A common stock calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718, or ASC Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our class A common stock on the date of grant.
(3)	The amounts reported include amounts received by Named Executive Officers pursuant to previously granted performance awards. As part of our legacy long-term compensation program, our compensation committee previously awarded Mr. Plavin, Mr. Armer, Mr. Marone and Mr. Ruffing long-term cash-based performance awards tied to the recovery of legacy assets owned by CT Legacy Partners, LLC, or CT Legacy Partners, and CT Opportunity Partners I, LP, or CTOPI.
CTOPI is a private investment fund that was previously sponsored and managed by an affiliate of our Manager. While this affiliate of our Manager earned the base management fees from CTOPI, we continued to earn any incentive management fees. In January 2011, we created a pool for employees equal to 45% of the CTOPI incentive management fee and Messrs. Plavin, Ruffing, Armer and Marone were awarded 30%, 10%, 5% and 1%, respectively, of the employee pool. Substantially all of the value in the employee pool was paid to the plan participants as of December 31, 2016 and the residual value in the employee pool of approximately $20,000 was paid to the plan participants in March 2017. Our investment in CTOPI was fully realized as of December 31, 2016.
In March 2011, we created an employee pool for up to 6.75% (subject to certain caps and priority distributions) of the distributions paid to the common equity holders of CT Legacy REIT Mezzanine Borrower, Inc., or CT Legacy REIT, a majority-owned subsidiary formed in 2011 to which we contributed the legacy loan and securities portfolios of the Company in conjunction with the restructuring of our debt obligations. CT Legacy REIT was merged into CT Legacy Partners in July 2013. Messrs. Plavin, Ruffing, Armer and Marone were previously awarded 35%, 15%, 5% and 2%, respectively, of the employee pool. No CT Legacy Partners awards were made in 2017.

Grants of Plan Based Awards in 2017

The following table provides information regarding restricted stock awards granted to our Named Executive Officers under the 2016 Stock Plan during the year ended December 31, 2017.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Stephen D. Plavin	12/6/2017	45,000	1,455,300
Douglas N. Armer	12/6/2017	17,500	565,950
Anthony F. Marone Jr.	12/6/2017	9,000	291,060
Thomas C. Ruffing	12/6/2017	4,500	145,530

(1)	Consists of restricted stock awards granted in 2017 under our 2016 Stock Plan.
(2)	Represents the grant date fair value of restricted stock awards granted in 2017 computed in accordance with ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value is calculated using the closing market price of our class A common stock on the date of grant.

Narrative Supplement to Summary Compensation Table and Grants of Plan-Based Awards in 2017 Table

As part of our incentive compensation program, in the past we have granted incentive awards to certain Named Executive Officers in the form of long-term cash-based performance awards tied to the recovery of legacy assets owned by CTOPI and CT Legacy Partners. For a further discussion on these awards, see the Summary Compensation Table and Notes 4, 11 and 14 to the consolidated financial statements in our 2017 Annual Report on Form 10-K that we filed with the SEC on February 13, 2018.

Outstanding Equity Awards at December 31, 2017

The following table provides information regarding outstanding equity awards of the Named Executive Officers as of December 31, 2017.

		Stock Awards
	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Stephen D. Plavin	12/6/2017	45,000	(1)	1,448,100
	11/7/16	30,000	(1)	965,400
	11/20/15	12,747	(2)	410,198
Douglas N. Armer	12/6/2017	17,500	(1)	563,150
	11/7/16	13,333	(1)	429,056
	11/20/15	5,833	(2)	187,706
Anthony F. Marone, Jr.	12/6/2017	9,000	(1)	289,620
	11/7/16	5,666	(1)	182,332
	11/20/15	2,333	(2)	75,076
Thomas C. Ruffing	12/6/2017	4,500	(1)	144,810
	11/7/16	3,000	(1)	96,540
	11/20/15	1,333	(2)	42,896

(1)	Each grant vests (i) with respect to one-third of the award, on the first anniversary from the date of grant and (ii) with respect to the remaining two-thirds, ratably in quarterly installments over the two-year period following the first anniversary of the date of grant.

(2)	Each grant vests ratably in quarterly installments over three years from the date of the grant with the first two installments vesting together on the six month anniversary of the date of the grant.
(3)	The amount reported in this column is based on a closing price of $32.18 per share class A of common stock on December 29, 2017.

Option Exercises and Stock Vested in 2017

The following table provides information regarding the exercise of stock options and vesting of restricted stock and performance units held by our Named Executive Officers during the year ended December 31, 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Stephen D. Plavin	40,496	1,278,098
Douglas N. Armer	17,599	555,718
Anthony F. Marone, Jr.	7,079	223,664
Thomas C. Ruffing	4,108	129,652

(1)	The value realized on vesting is based on the closing price on the NYSE of our class A common stock on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the closing price on the last trading day prior to the vesting date.

Non-Employee Director Compensation

Prior to the third quarter of fiscal 2017, our non-employee directors earned (i) an annual cash retainer of $50,000 and (ii) a $75,000 annual award of the Company’s deferred stock units, in each case payable in quarterly installments in arrears. The award is vested in full as of the date of grant and settled upon the non-employee directors “separation from service” (as defined in Treas. Reg. 1.409A-1(h)) with the Company by delivering to the non-employee director one share of class A common stock for each deferred stock unit settled. For those directors who elected to receive stock units, the number of units was determined based upon the quarterly fee and the average stock price for the applicable quarter. In addition, prior to the third quarter of fiscal 2017, the chairperson of the audit committee received $12,000 per annum payable in four quarterly cash installments. All directors are also reimbursed for travel expenses incurred in attending board and committee meetings.

In April 2017, based upon the recommendations of FPL, the board of directors approved the following changes to the compensation of our non-employee directors, which became effective beginning in the third quarter of fiscal 2017:

•	The annual cash retainer was increased from $50,000 to $75,000;

•	The annual award of deferred stock units was increased from $75,000 to $100,000;

•	The audit committee chair annual cash retainer was increased from $12,000 to $20,000;

•	The chair of each of our compensation and corporate governance committees receive an additional annual cash retainer of $10,000; and

•	The members of the audit committee receive an additional annual cash retainer of $10,000.

Messrs. Nash, Pollack and Plavin did not receive compensation for their services as directors during 2017.

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended December 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Total ($)
Leonard W. Cotton(1)	155,000	155,000
Thomas E. Dobrowski(2)	155,000	155,000
Martin L. Edelman(3)	150,000	150,000
Michael B. Nash	—	—
Henry N. Nassau(4)	160,000	160,000
Stephen D. Plavin	—	—
Jonathan Pollack	—	—
Lynne B. Sagalyn(5)	166,000	166,000

(1)	Mr. Cotton’s $5,000 audit committee fee for the second half of fiscal 2017 was paid in cash and his annual compensation was paid 42% ($62,500) in cash and 58% ($87,500) in stock units under our 2016 Stock Plan.
(2)	Mr. Dobrowski’s $5,000 audit committee fee for the second half of fiscal 2017 was paid in cash and his annual compensation was paid 42% ($62,500) in cash and 58% ($87,500) in stock units under our 2016 Stock Plan.
(3)	Mr. Edelman’s annual compensation was paid 42% ($62,500) in cash and 58% ($87,500) in stock units under our 2016 Stock Plan.
(4)	Mr. Nassau’s $5,000 compensation committee chairperson fee for the second half of fiscal 2017 and his $5,000 corporate governance committee chairperson fee for the second half of fiscal 2017 were paid in cash, and his annual compensation was paid 42% ($62,500) in cash and 58% ($87,500) in stock units under our 2016 Stock Plan.
(5)	Dr. Sagalyn’s audit committee chairperson fee of $16,000 was paid in cash and her annual compensation was paid 42% ($62,500) in cash and 58% ($87,500) in stock units under our 2016 Stock Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a company’s common stock, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and greater than 10% stockholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto available to us and other information obtained from our directors, executive officers, chief accounting officer and certain 10% stockholders or otherwise available to us, we believe that no director, executive officer, chief accounting officer or beneficial owner of more than 10% of our class A common stock failed to file on a timely basis a report required pursuant to Section 16(a) of the Exchange Act with respect to 2017, with the exception of one report on Form 4 reporting one transaction for each of Messrs. Armer, Ruffing and Marone, which were filed one day after the filing deadline for such report due to an administrative error.

Security Ownership of Certain Beneficial Owners and Management

As of April 1, 2018, there were a total of 108,194,090 shares of our class A common stock issued and outstanding. The following table sets forth as of April 1, 2018, certain information with respect to the beneficial ownership of our class A common stock, by:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding class A common stock;

•	each director and Named Executive Officer; and

•	all of our directors and executive officers as a group.

Such information (other than with respect to our directors and executive officers) is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act with respect to our class A common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(1)
Greater than 5% Owner
The Vanguard Group(2)	8,962,576	8.3%
The Blackstone Group L.P.(3)	5,852,982	5.4%
Named Executive Officers and Directors
Douglas N. Armer(4)	64,982	*
Leonard W. Cotton(5)	13,789	*
Thomas E. Dobrowski(6)	46,422	*
Martin L. Edelman(7)	54,788	*
Michael B. Nash(4)	288,968	*
Henry N. Nassau(8)	44,417	*
Stephen D. Plavin(4)	276,788	*
Jonathan L. Pollack(4)	142,088	*
Anthony F. Marone, Jr(4)	23,789	*
Thomas C. Ruffing(4)	24,333	*
Lynne B. Sagalyn(7)	54,788	*
All executive officers and directors as a group (11 persons)	1,035,152	*

*	Represents less than 1%.
(1)	The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Percentages are calculated in accordance with applicable SEC rules and are based on the number of shares issued and outstanding on April 1, 2018.
(2)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 8, 2018 by The Vanguard Group in which The Vanguard Group Inc. reported that it has sole dispositive power over 8,925,641 shares of our class A common stock, shared dispositive power over 36,935 shares of our class A common stock, sole voting power over 47,464 shares of our class A common stock and shared voting power over 8,749 shares of our class A common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 28,186 shares, or 0.02%, of our class A common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 28,027 shares, or 0.02%, of our class A common stock as a result of its serving as investment manager of Australian investment offerings. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(3)

Includes 3,444,390 shares of our class A common stock held directly by Blackstone Holdings III L.P., 1,916,320 shares of our class A common stock held directly by the Manager and 125,361 shares of our class A common stock held directly by Stephen A. Schwarzman. Blackstone may be deemed to indirectly beneficially own an additional 366,911 shares of our class A common stock held in a separately managed account over which it may be deemed to have indirect voting and dispositive power. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management

L.L.C. is the general partner of Blackstone Holdings III GP L.P. Blackstone is the managing member of Blackstone Holdings III GP Management L.L.C. Blackstone Group Management L.L.C. is the general partner of The Blackstone Group L.P. Blackstone Group Management L.L.C. is wholly owned by its senior managing directors and controlled by its founder, Mr. Schwarzman. The Manager is an indirect subsidiary of Blackstone. Mr. Schwarzman and each of the Blackstone entities described in this footnote, or the Blackstone Entities, disclaim beneficial ownership of such shares of class A common stock except to the extent they directly hold these shares. The address for each of the Blackstone Entities and Mr. Schwarzman is c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154.
(4)	Each of Messrs. Armer, Marone, Nash, Plavin, Pollack and Ruffing is an employee of Blackstone, but does not have voting or investment power over the shares of class A common stock beneficially owned by Blackstone.
(5)	Includes 11,789 shares obtainable upon conversion of vested stock units.
(6)	Includes 46,422 shares obtainable upon conversion of vested stock units.
(7)	In the case of Mr. Edelman and Dr. Sagalyn, includes 53,955 shares obtainable by each upon conversion of vested stock units.
(8)	Includes 38,967 shares obtainable upon conversion of vested stock units.

Transactions With Related Persons, Promoters and Certain Control Persons

Investment Management Business Sale and Related Matters

On December 19, 2012, pursuant to the Purchase Agreement by and between us and Huskies Acquisition LLC, or the Purchase Agreement, and an Assignment Agreement, dated as of December 19, 2012, by and among us, Huskies Acquisition LLC and Blackstone Holdings III L.P., or Holdings III, an affiliate of Blackstone, we completed the sale of our investment management and special servicing business, including CT Investment Management Co., LLC, related private investment fund co-investments and 100% of the outstanding class A preferred stock of our CT Legacy Partners subsidiary. In accordance with the Purchase Agreement, two members of our board of directors were designated by Blackstone at such time.

We, CT Legacy Partners and CTOPI held mortgage and mezzanine loans and other investments that were made or acquired prior to the sale of our investment management and special servicing business to Blackstone, in which Blackstone affiliates have interests in the collateral securing or backing such investments and CT Legacy Partners and CTOPI receive interest and other payments on such investments in accordance with their terms. These investments have been fully realized.

Pursuant to the terms of the Purchase Agreement, we also entered into a Registration Rights Agreement, dated December 19, 2012, with Holdings III. On May 6, 2013, we entered into an Amended and Restated Registration Rights Agreement, or Amended and Restated Registration Rights Agreement, with Holdings III and our Manager that amended and restated the existing Registration Rights Agreement. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, on or after the earlier of (x) such date that we become eligible to use Form S-3 in connection with a public offering of our securities and (y) December 19, 2013, Holdings III or our Manager may require us to prepare and file a shelf registration statement relating to the resale of all shares of class A common stock currently held or later acquired by them or their permitted transferees and under certain circumstances they may require us to file up to four resale registration statements on demand and provide unlimited “piggyback” rights with respect to the resale of such shares (subject to certain cutback and other provisions).

Pursuant to the terms of the Purchase Agreement, we entered into the management agreement with our Manager (which was subsequently amended and superseded by the Management Agreement), pursuant to which we are externally managed by our Manager pursuant to the terms and conditions of the Management Agreement. The Management Agreement requires our Manager to manage our investments and our day-to-day business and affairs in conformity with our investment guidelines and other policies that are approved and monitored by our board of directors. The initial term of the management agreement expired on December 19, 2015, has been automatically renewed on each anniversary of such date for a one-year term and will be automatically renewed for a one-year term each anniversary thereafter unless earlier terminated.

Pursuant to the terms of the Management Agreement, our Manager is entitled to receive from us a base management fee payable in cash quarterly in arrears with respect to each calendar quarter in an amount equal to the greater of (i) $250,000 per annum and (ii) 1.50% per annum of our Equity (as defined in the Management Agreement), and, if earned, certain quarterly incentive compensation. We are also required to reimburse our Manager for certain expenses incurred on our behalf during any given year. So long as the Management Agreement remains in effect, we are required to continue to make quarterly payments of the base management fee and, if applicable, incentive compensation to the Manager and to reimburse the Manager for certain expenses. See Notes 12 and 17 to our consolidated financial statements in our 2017 Annual Report on Form 10-K filed with the SEC on February 13, 2018 for additional details.

As of December 31, 2017, our consolidated balance sheet included $14.3 million of accrued management and incentive fees payable to our Manager. During the year ended December 31, 2017, we paid $53.4 million of management and incentive fees to our Manager. In addition, during the year ended December 31, 2017, we reimbursed our Manager for $621,000 of expenses incurred on our behalf. CT Legacy Partners did not make any preferred distributions during the year ended December 31, 2017.

Other Transactions

As of December 31, 2017, our Manager held 869,058 shares of our unvested restricted class A common stock, which had an aggregate grant date fair value of $26.9 million. The shares vest in installments over three years from the date of issuance. During the year ended December 31, 2017, we recorded non-cash expenses related to shares held by our Manager of $11.7 million.

During the year ended December 31, 2017, an affiliate of our Manager was named special servicer in connection with our collateralized loan obligation, or the CLO. This affiliate did not earn any special servicing fees related to the CLO during the year ended December 31, 2017.

During the year ended December 31, 2017, we originated six loans whereby each respective borrower engaged an affiliate of our Manager to act as title insurance agent in connection with each transaction. We did not incur any expenses or receive any revenues as a result of these transactions.

On June 30, 2017, in a fully subscribed offering totaling $474.6 million, certain Blackstone-advised investment vehicles purchased, in the aggregate, $72.9 million of securitized debt obligations issued by our single asset securitization vehicle. These investments by the Blackstone-advised investment vehicles represented a minority participation in any individual tranche and were purchased by the Blackstone-advised investment vehicles from third-party investment banks on market terms negotiated by the majority third-party investors.

During the year ended December 31, 2017, we incurred $411,000 of expenses for various administrative, compliance and capital market data services to third-party service providers that are affiliates of our Manager.

In March of 2018, we originated €1.0 billion of a total €7.3 billion senior term facility, or the Senior Term Facility, for the acquisition of a portfolio of Spanish real estate assets and a Spanish real estate management and loan servicing company by a joint venture between Banco Santander S.A. and certain Blackstone-advised investment vehicles. These investment vehicles own 51% of the joint venture, and we will forgo all non-economic rights under the Senior Term Facility, including voting rights, so long as Blackstone-advised investment vehicles control the joint venture. The Senior Term Facility was negotiated by the joint venture with third-party investment banks without our involvement, and our 14% interest in the Senior Term Facility was made on such market terms.

In the first quarter of 2018, we originated a $330.0 million senior loan, the proceeds of which were used by the borrower to repay an existing loan owned by a Blackstone-advised investment vehicle.

Conflicts of Interest with Blackstone and its Affiliates — Minority Investments

Certain other entities or other investment vehicles that Blackstone or any of its affiliates may establish from time to time, or Other Blackstone Accounts, may also make minority investments in third-party investment managers or their investment vehicles with which we may engage in various transactions from time to time, including purchases or sales of assets or borrowing or lending transactions. Although these third-party investees may not be deemed to be affiliates of Blackstone due to the limited voting rights or other terms of the investments made by such Other Blackstone Accounts, such Other Blackstone Accounts would have an indirect economic interest in any transactions between us and such third-party investees. Our stockholders will not share in any of the economic interest of such Other Blackstone Accounts in such transactions. There can be no assurance that any conflict will be resolved in our favor and Blackstone may be required to take action where it will have conflicting loyalties between its duties to us and to Other Blackstone Accounts, which may adversely impact us.

Indemnification Agreements with Directors and Officers

We have entered into indemnification agreements with each of our directors and officers. We refer to such indemnification agreements as “Indemnification Agreements” and our directors and officers party thereto as “Indemnitees.” The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the Company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.

Related Party Transaction Policies

Our board of directors recognizes the fact that transactions with related persons may present risks of conflicts or the appearance of conflicts of interest. Our board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly-held common stock that is listed on the NYSE. Under the policy, a committee of our board of directors composed solely of independent directors who are disinterested or the disinterested members of our board of directors must review and approve or ratify any “related person transaction” (defined as any transaction that would be required to be disclosed by us under Item 404(a) of Regulation S-K in which we were or are to be a participant, other than an employment relationship or transaction involving an executive officer and any related compensation, and the amount involved exceeds $120,000 and in which any “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) had or will have a direct or indirect material interest) and all material facts with respect thereto. No related person transaction will be executed without the approval or ratification of a committee of our board of directors composed solely of independent directors who are disinterested or by the disinterested members of our board of directors.

Pursuant to our code of business conduct and ethics, our audit committee is required to review on a quarterly basis all material related party transactions involving the Manager and/or its affiliates. In reviewing a related person transaction or proposed related person transaction, the audit committee will consider all relevant facts and circumstances, including:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction;

•	the importance of the transaction both to the Company and the related person;

•	whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;

•	whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any; and

•	any other matters that management or the audit committee or disinterested directors, as applicable, deem appropriate.

In addition, the related person transaction policy provides that the audit committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, the NYSE, the Code and our code of business conduct and ethics for board and committee service.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed Deloitte & Touche LLP, or Deloitte, to be our independent public accounting firm for the fiscal year ending December 31, 2018 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the annual meeting. Deloitte also serves as the independent registered public accounting firm of the parent of our Manager, Blackstone.

We have been advised by Deloitte that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

We expect that representatives of Deloitte will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, our board of directors will reconsider the appointment.

Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our charter or otherwise. However, our board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our audit committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees that we were billed for the fiscal years ended December 31, 2017 and 2016 by our independent registered public accounting firm, Deloitte, were as follows:

	Fiscal Year ended December 31,
	2017	2016
Audit fees(a)	$907,850	$677,250
Audit-related fees	—	—
Total audit and audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$907,850	$677,250

(a)	Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and comfort letters on and review of SEC registration statements.

The audit committee of our board of directors was advised that there were no services provided by Deloitte that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Deloitte from maintaining its independence as our independent auditor and concluded that it was.

Audit Committee Pre-Approval Policy

In accordance with our audit committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the audit committee of our board of directors, which concluded that the provision of such services by Deloitte was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the audit committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the audit committee are required to be submitted to the audit committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and principal accounting officer of the Company confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

AUDIT COMMITTEE REPORT

Our board of directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors, and operates under a written charter adopted by the board of directors. The charter can be viewed, together with any future changes that may occur, on our website at www.blackstonemortgagetrust.com. The audit committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The audit committee members are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on our internal controls over financial reporting. The audit committee’s responsibility is to monitor and oversee the foregoing functions.

The audit committee reviews our financial reporting process on behalf of the board of directors. In performance of its oversight function, the audit committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2017 and related matters. Management advised the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Deloitte & Touche LLP. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by the applicable standards adopted by the Public Company Accounting Oversight Board. Our independent auditors also provided to the committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and in connection therewith the committee discussed with the independent auditors their views as to their independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Deloitte & Touche LLP. The audit committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the audit committee’s considerations, discussions with management and discussion with the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC.

Submitted by the Audit Committee of the

Company’s Board of Directors:

Lynne B. Sagalyn (Chair)

Leonard W. Cotton

Thomas E. Dobrowski

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are providing stockholders with an opportunity to vote, on a non-binding advisory basis, on the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.” More than 92% of the votes cast at the 2017 annual meeting voted to approve our executive compensation. At the 2013 annual meeting, we asked our stockholders to indicate if we should hold an advisory vote on the compensation of our Named Executive Officers every one, two or three years. Because at our 2013 annual meeting our stockholders voted in favor of an annual advisory vote, we again are asking our stockholders to approve the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described under “Executive Compensation — Compensation Discussion and Analysis” elsewhere in this proxy statement, we are externally managed and advised by our Manager pursuant to the Management Agreement. Our Named Executive Officers for fiscal 2017 currently serve as officers of our Manager and we have no employees. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our Named Executive Officers for fiscal 2017 do not currently receive any cash compensation from us or any of our subsidiaries for serving as our executive officers. Additionally, we do not have any agreements with any of our Named Executive Officers with respect to their cash compensation and do not intend to directly pay any cash compensation to them. However, from time to time we may grant to our Named Executive Officers and our Manager equity-based awards pursuant to our equity incentive plans, which we believe serve to align the interests of our Named Executive Officers and our Manager with the interests of our stockholders in receiving attractive risk-adjusted dividends and growth.

We do not determine the cash compensation payable by the Manager to our Named Executive Officers. The Manager and its affiliates determine the salaries, bonuses and other wages earned by our Named Executive Officers from our Manager and its affiliates. The Manager and its affiliates also determine whether and to what extent our Named Executive Officers will be provided with employee benefit plans.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our Named Executive Officers provided by us and the philosophy, policies and practices described in this proxy statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our Named Executive Officer compensation by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, compensation tables and any related material disclosed in this proxy statement).”

The say-on-pay vote is advisory only, and therefore it will not bind the Company or our board of directors. However, the board of directors and the compensation committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 — APPROVAL OF THE BLACKSTONE MORTGAGE TRUST, INC. 2018 STOCK INCENTIVE PLAN

We are asking stockholders to approve the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan. Our board of directors adopted the 2018 Stock Plan on April 18, 2018, subject to the receipt of stockholder approval at the annual meeting. Below is a summary of the principal provisions of the 2018 Stock Plan and its operation. A copy of the 2018 Stock Plan is set forth in full in Annex A to this proxy statement. The following description of the 2018 Stock Plan is not complete and is qualified in its entirety by reference to Annex A.

The stockholders previously approved the 2016 Stock Plan. If the stockholders approve the 2018 Stock Plan, no additional awards may be granted under the 2016 Stock Plan. Consistent with the 2016 Stock Plan, the 2018 Stock Plan includes several features designed to protect stockholder interests and to reflect our compensation philosophy, including the following:

•	Limitations on recycling of shares back into the pool available for issuance consistent with best practices.

•	Prohibition on “repricing” of options and SARs without further stockholder approval.

•	Prohibition on automatic acceleration of the vesting of any awards upon a change in control of the Company.

•	Meaningful limits on the value of awards that may be made to non-employee directors in any year.

General.

The 2018 Stock Plan is intended to provide a means through which to attract and retain key personnel, provide compensation to our employees, directors, and other service providers (as well as employees of our Manager and its affiliates who are providing services to us and our affiliates) tied to the performance of our class A common stock so as to align their financial interests with those of our stockholders and motivate them to work toward achievement of our long-term corporate and strategic goals that enhance stockholder value and reward them in line with our stockholders as the value of our class A common stock increases.

Administration.

The 2018 Stock Plan will be administered by the compensation committee of our board of directors or a subcommittee thereof to which it has delegated power, or if no such committee or subcommittee thereof exists, the board of directors, or the board of directors acting in lieu of such committee or subcommittee, as applicable, the Committee. The Committee has the authority to make all decisions and determinations with respect to the administration of the 2018 Stock Plan, and is permitted, subject to applicable law or exchange rules and regulations, to delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2018 Stock Plan.

Shares Subject to the 2018 Stock Plan.

The 2018 Stock Plan provides that the total number of shares of class A common stock that may be issued under the 2018 Stock Plan shall be 5,000,000 shares of the class A common stock, less any shares of class A common stock issued or subject to awards granted under the 2018 Manager Plan, or the Stock Plan Share Limit. No more than the number of shares of class A common stock equal to the Stock Plan Share Limit may be delivered in the aggregate pursuant to the exercise of incentive stock options granted under the 2018 Stock Plan. The maximum number of shares of class A common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during any fiscal year, shall not exceed $300,000 in total value (calculating the value of any such awards based on the grant date fair value). Generally, to the extent that an award expires or is canceled, forfeited, terminated, or otherwise is settled without a delivery to the participant of the full number of shares of class A common stock to which the award related, the undelivered shares will be returned to the Stock Plan Share Limit and will again be available for grant under the 2018 Stock Plan. Shares of class A common stock will be deemed to have been issued in settlement of awards if the fair market value equivalent of such shares is paid in cash (other than with respect to the settlement of a stock appreciation right that only provides for settlement in, and settles in, cash). Shares tendered or withheld on the exercise of awards for the payment of the exercise or purchase price or withholding taxes, shares not issued upon the settlement of a stock appreciation right that settles (or could settle) in shares of class A common stock and shares purchased on the open market with cash proceeds from the exercise of options will not be recycled or replenish the Stock Plan Share Limit and will not be available for awards under the 2018 Stock Plan. No award may be granted under the 2018 Stock Plan after the tenth anniversary of the effective date, but awards theretofore granted may extend beyond that date.

Persons Eligible to Participate.

Awards under the 2018 Stock Plan may be granted to natural persons who provide services to the Company as directors (eight persons as of April 18, 2018, subject to change), officers (six persons as of April 18, 2018, subject to change), employees, advisors, consultants (and prospective directors, officers, employees, consultants and advisors) or other third-party service providers, including employees of the Manager and its affiliates who are providing services to us and our affiliates.

Types of Awards.

Options: The Committee may grant non-qualified stock options and incentive stock options under the 2018 Stock Plan with terms and conditions determined by the Committee that are consistent with the 2018 Stock Plan; provided that, except as set forth below in connection with stock options that are not assumed or substituted in connection with a change in control, the Committee may not accelerate vesting of a stock option; provided further that all stock options granted under the 2018 Stock Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our class A common stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted awards). The maximum term for stock options granted under the 2018 Stock Plan will generally be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by applicable law.

Stock Appreciation Rights: The Committee may grant stock appreciation rights, with terms and conditions determined by the Committee that are consistent with the 2018 Stock Plan; provided that, except as set forth below in connection with stock appreciation rights that are not assumed or substituted in connection with a change in control, the Committee may not accelerate vesting of such stock appreciation right. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of class A common stock, over (B) the strike price per share, times (ii) the number of shares of class A common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of class A common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

Restricted Stock and Restricted Stock Units: The Committee may grant restricted shares of our class A common stock, or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of class A common stock for each restricted stock unit, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof); provided that, except as set forth below in connection with restricted shares of our class A common stock or restricted stock units that are not assumed or substituted in connection with a change in control, the Committee may not accelerate vesting of restricted shares of our class A common stock or restricted stock units. As to restricted shares of our class A common stock, subject to the other provisions of the 2018 Stock Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of class A common stock, including, without limitation, the right to vote such restricted shares of class A common stock (except, that if the lapsing of restrictions with respect to such restricted shares of class A common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of class A common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse). To the extent provided in the applicable award agreement, the holder of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon the payment by us of dividends on shares of class A common stock) either in cash or, at the sole discretion of the Committee, in shares of class A common stock having a value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which will be payable at the same time as the underlying restricted stock units are settled following the release of restrictions on such restricted stock units.

Other Stock-Based Awards: The Committee may issue unrestricted class A common stock, rights to receive grants of awards at a future date, and other awards denominated in or based upon shares of class A common stock (including, without limitation, performance shares or performance units), under the 2018 Stock Plan.

Effect of Certain Events on 2018 Stock Plan and Awards.

In the event of certain events that affect our capitalization or our class A common stock, including extraordinary dividends, recapitalizations, stock splits, reverse stock splits, corporate transactions, and other unusual or nonrecurring events affecting us, the 2018 Stock Plan requires the Committee to make any adjustments in such manner as it may deem equitable, which may include, among other things, adjusting applicable share limits and the number of our shares of class A common stock or other securities that may be delivered in respect of awards or with respect to which awards may be granted and the terms of any outstanding award. In connection with a change in control, the Committee may, in its sole discretion, provide for one or more of the following: substitution or assumption of awards, acceleration of vesting to the extent the surviving entity is unwilling to permit substitution or assumption (based on actual performance through the date of such change in control and on a pro-rata basis with respect to performance-vested awards); and/or cancellation of any one or more outstanding awards and cause to be paid to the holders holding vested awards (including any awards that would vest on the occurrence of such event, including as a result of Committee action on the occurrence of such event) the value of such awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per share of class A common stock received or to be received by the stockholders of the Company in such event), including, without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of class A common stock subject to the option or stock appreciation right over the aggregate exercise or strike price thereof. No award agreement shall provide for automatic acceleration of the vesting of any award upon a change in control.

Nontransferability of Awards.

An award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. Any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate (unless required by a domestic relations order or applicable law). However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transferred to a participant’s family members, any trust established solely for the benefit of participant or such participant’s family members, any partnership or limited liability company of which participant, or participant and participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination.

The board of directors may amend, alter, suspend, discontinue or terminate the 2018 Stock Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (i) such stockholder approval is necessary to comply with any regulatory requirement applicable to the 2018 Stock Plan, (ii) it would materially increase the number of securities that may be issued under the 2018 Stock Plan (except for adjustments in connection with certain corporate events), or (iii) it would delete or limit the repricing prohibition under the 2018 Stock Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award shall not to that extent be effective without such individual’s consent. The Committee may also, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, (i) subject to, other than with respect to an adjustment event, the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of such participant with respect to such award and (ii) provided that such alternation or amendment does not accelerate the vesting of such Award, except as otherwise set forth in the 2018 Stock Plan; provided, further, that without stockholder approval, except as otherwise permitted in the 2018 Stock Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right, (ii) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price or strike price, as the case may be or other award or cash payment that is greater than the intrinsic value of the canceled option or stock appreciation right, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Termination of a Participant.

In the event of a participant’s termination of employment or service for any reason (other than death or disability) prior to vesting, all vesting with respect to such award(s) shall cease and the unvested portion of the award(s) shall be forfeited for no consideration, provided, the Committee may permit a participant to retain, vest or continue to vest in an award notwithstanding such participant’s termination. In the event of a participant’s termination of employment or service due to death or disability prior to vesting, all vesting with respect to such award(s) shall accelerate upon such death or disability.

Manager Termination Event.

Upon (i) the termination of the Management Agreement between the Company and the Manager by action of the Company (other than as a result of the breach by the Manager) or by the Manager as a result of a breach by the Company of the management agreement, or (ii) a sale of the Manager (including a sale of more than 50% of the ownership interests or substantially all of the business or assets of the Manager) to an unrelated third party, all unvested awards held by employees of the Manager or its affiliates shall vest in full. Upon the termination of the Management Agreement by action of the Manager (other than as a result of the breach by the Company) or by action of the Company as a result of the breach by the Manager of the Management Agreement, all unvested awards held by employees of the Manager or its affiliates shall be forfeited, unless the Committee permits a participant to retain, vest or continue to vest in an award notwithstanding such termination.

U.S. Federal Income Tax Consequences.

The tax consequences of awards granted under the 2018 Stock Plan are complex and may depend on the surrounding facts and circumstances. The following provides a brief summary of certain significant federal income tax consequences of the 2018 Stock Plan to a participant who is a citizen or resident of the United States under existing U.S. law as of the date hereof. This summary is not a complete statement of applicable law and is based upon the Code, the regulations promulgated thereunder, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or the interpretations of such laws, change in the future, the information provided in this section may no longer be accurate. This section does not discuss state, local, or foreign tax consequences and does not discuss the loss of deduction provisions of Section 280G of the Code, the excise tax provisions of Section 4999 of the Code, or the consequences of a failure to comply with Section 409A of the Code, each of which may be applicable in the circumstances described below. This section also does not discuss the effect of gift, estate, or inheritance taxes, nor any state, local, employment or foreign taxes which may be applicable.

Non-Qualified Options: A participant generally will not have taxable income on the grant of a non-qualified option. A participant will have taxable income upon the exercise of a non-qualified option equal to the excess of the fair market value of our class A common stock over the option price multiplied by the number of shares subject to exercise (referred to as the “option spread”), and we will generally be entitled to deduct that amount for federal income tax purposes. This taxable income will be taxed to a participant as ordinary compensation income.

Taxable income a participant recognizes from a participant’s award is subject to federal and applicable state and local income tax withholding. Federal Insurance Contributions Act, or FICA, taxes comprised of Social Security and Medicare taxes must also be withheld on the taxable income recognized at exercise.

A participant may incur a tax liability on the subsequent disposal of shares acquired from a participant’s option if these shares are sold at a gain. A participant will be responsible for paying any tax due and ensuring that any sale by a participant of the shares is reported to the tax authorities as required by applicable law. When a participant sells or otherwise disposes of shares, an amount equal to the difference between the sale or other disposition price of these shares and the cost basis of these shares will be treated as a capital gain or loss. The cost basis is equal to the amount previously taxed to a participant as compensation income plus the option price.

If the shares that a participant sells at a gain have been held for less than one year, a short-term capital gain will be recognized, which gain is subject to tax at ordinary income tax rates. For shares that a participant sells at a gain that have been held one year or longer, a long-term capital gain will be recognized, which is currently subject to tax at reduced rates. If a participant sells the shares at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss, the use of which is limited on a participant’s individual federal income tax return.

Incentive Stock Options: A participant will not have any taxable income upon the grant of an incentive stock option. In addition, when a participant exercises an incentive stock option, a participant generally will not recognize any taxable income on the option spread (there may, however, be alternative minimum tax consequences upon exercise as explained below). Instead, a participant will be subject to income taxation only when a participant disposes of the shares a participant acquired upon the exercise of an incentive stock option. If a participant disposes of the shares of class A common stock that a participant acquired upon exercise of an incentive stock option more than two years after the date of grant and more than one year after exercise, a participant will realize a long-term capital gain (or loss) based on the difference between the sale price of the incentive stock option shares and the exercise price of the incentive stock option, and we will not be entitled to deduct that amount for federal income tax purposes. Otherwise, if a participant disposes of the incentive stock option shares before the expiration of two years from the date of the incentive stock option grant or one year from the date of incentive stock option exercise (also called a disqualified disposition), a participant will realize ordinary compensation income in the year a participant disposed of the incentive stock option shares in an amount equal to the excess (if any) of (A) the lesser of (1) the fair market value of such shares on the date of exercise and (2) the amount realized on the sale over (B) the option price, and the Company will be entitled to deduct that amount for federal income tax purposes. Any further gain (or loss) that a participant realize upon the disqualified disposition of the class A common stock will be taxed as short-term or long-term capital gain (or loss), depending on how long a participant held the shares, and such gains will not result in any further tax deduction for the Company.

Although a participant’s exercise of an incentive stock option does not result in the recognition of regular taxable income, the option spread on an incentive stock option exercise is a preference item that is includible in the calculation of a participant’s federal alternative minimum taxable income. Therefore, the exercise of an incentive stock option may cause an increase in a participant’s federal income tax liability if the preference income from an incentive stock option exercise causes a participant’s alternative minimum tax to exceed (or further exceed) a participant’s regular federal income tax in the year of the exercise.

Stock Appreciation Rights: A participant generally will not be subject to tax in connection with the grant of a stock appreciation right. When a participant exercises a stock appreciation right, a participant will generally be required to include as ordinary income in the year of exercise an amount equal to the cash received and the fair market value of any unrestricted class A common stock received on the exercise. We will generally be entitled to a deduction for federal income tax purposes at the same time equal to the amount included in such a participant’s income by reason of the exercise. If a participant receives class A common stock upon the exercise of a stock appreciation right, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above with respect to non-qualified options.

Restricted Stock and Restricted Stock Units: A participant will generally not be subject to tax when a participant receives a restricted stock or restricted stock unit award unless, in the case of restricted stock, a participant makes an election pursuant to Section 83(b) of the Code. Generally, a participant will recognize taxable income on the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date) or when a restricted stock unit is settled in shares of class A common stock, as applicable, and we will generally be entitled to a deduction for federal income tax purposes in the same amount. The taxable income from a participant’s award will be equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any. This income is taxed in the same manner and at the same rates as other compensation income. If a participant does make an election under Section 83(b) of the Code, a participant will have taxable income at the time of grant equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any.

Taxable income that a participant recognizes from a participant’s award on the vesting date or date of settlement, as applicable, is subject to federal income tax withholding, as well as any applicable state and local income tax withholding. FICA taxes, which consist of Social Security and Medicare taxes, must be withheld on the value of any shares that vest for tax purposes.

A participant may incur a tax liability when a participant subsequently disposes of shares acquired from a participant’s award if those shares are sold at a gain. A participant will be responsible for paying any tax due from that sale and ensuring that any sale by a participant of our class A common stock is reported to the appropriate tax authorities as required by applicable law. When a participant sells or otherwise disposes of any shares of stock, an amount equal to the difference between the sale or other disposition price of such shares and the cost basis of such shares will be treated as a capital gain or loss. The cost basis of the shares is equal to the amount previously taxed as compensation income plus any amounts paid for the shares. The holding period of such shares begins on the date such shares are vested (or, where an election is made under Section 83(b), on the date they were issued). If the shares a participant sells at a gain are held for less than one year, a short-term capital gain will result and a participant will be subject to tax at ordinary income tax rates. For shares a participant sells at a gain that are held one year or longer, a long-term capital gain will result. If the shares a participant sells are sold at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss, the use of which is limited on a participant’s individual federal income tax return.

Section 162(m): The compensation attributable to awards under the 2018 Stock Plan granted to persons who are “covered employees” of the Company, within the meaning of Section 162(m) of the Code, is subject to the tax deduction limits of Section 162(m) of the Code, which generally provide that any compensation in excess of $1 million, including compensation attributable to awards under the 2018 Stock Plan aggregated with all other compensation, received by such covered employees in any year will not be deductible by us.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2018 STOCK PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

New Plan Benefits.

As of the date of this proxy statement, no awards (including stock options) have been granted under the 2018 Stock Plan. Awards (including stock options) under the 2018 Stock Plan may be made at the discretion of the Committee, and any awards (including stock options) that may be made and any benefits and amounts that may be received or allocated under the 2018 Stock Plan in the future are not determinable at this time. As such, we have omitted the New Plan Benefits table and the number of stock options that may be received under the 2018 Stock Plan in the future. The closing price of Blackstone Mortgage Trust common stock as reported on the New York Stock Exchange was $31.00 on April 18, 2018.

Registration with the SEC.

The Company will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company’s class A common stock to be offered and sold pursuant to the 2018 Stock Plan as soon as reasonably practicable following stockholder approval and prior to the offering or sale of any such shares.

Recommendation.

The board of directors believes strongly that approval of the adoption of the 2018 Stock Plan is essential to the Company’s success. The Company’s officers and service providers are some of its most valuable assets and equity-based awards such as those provided under the 2018 Stock Plan are vital to the Company’s ability to attract and motivate outstanding performance and leadership. For the reasons stated above our stockholders are being asked to approve the adoption of the 2018 Stock Plan.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF THE 2018 STOCK PLAN.

PROPOSAL 5 — APPROVAL OF THE BLACKSTONE MORTGAGE TRUST, INC. 2018 MANAGER INCENTIVE PLAN

We are asking stockholders to approve the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan. Our board of directors adopted the 2018 Manager Plan on April 18, 2018, subject to the receipt of stockholder approval at the annual meeting. Below is a summary of the principal provisions of the 2018 Manager Plan and its operation. A copy of the 2018 Manager Plan is set forth in full in Annex B to this proxy statement. The following description of the 2018 Manager Plan is not complete and is qualified in its entirety by reference to Annex B.

The stockholders previously approved the 2016 Manager Plan. If the stockholders approve the 2018 Manager Plan, no additional awards may be granted under the 2016 Manager Plan. Consistent with the 2016 Manager Plan, the 2018 Manager Plan includes several features designed to protect stockholder interests and to reflect our compensation philosophy, including the following:

•	Limitations on recycling of shares back into the pool available for issuance consistent with best practices.

•	Prohibition on “repricing” of options and SARs without further stockholder approval.

•	Prohibition on automatic acceleration of the vesting of any awards upon a change in control of the Company.

General.

The 2018 Manager Plan is intended to provide a means through which to attract and retain key personnel and to provide a means whereby our Manager and its affiliates can acquire and maintain an equity interest in us, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of our stockholders.

Administration.

The 2018 Manager Plan will be administered by the Committee. The Committee has the authority to make all decisions and determinations with respect to the administration of the 2018 Manager Plan, and is permitted, subject to applicable law or exchange rules and regulations, to delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2018 Manager Plan.

Shares Subject to the 2018 Manager Plan.

The 2018 Manager Plan provides that the total number of shares of class A common stock that may be issued under the 2018 Manager Plan shall be 5,000,000 shares of the class A common stock, less any shares of class A common stock issued or subject to awards granted under the 2018 Stock Plan, or the Manager Plan Share Limit, and that grants of awards in respect of no more than 1,000,000 shares of class A common stock may be made to any individual participant during any fiscal year of the Company. Generally, to the extent that an award expires or is canceled, forfeited, terminated, or otherwise is settled without a delivery to the participant of the full number of shares of class A common stock to which the award related, the undelivered shares will be returned to the Manager Plan Share Limit and will again be available for grant under the 2018 Manager Plan. Shares of class A common stock will be deemed to have been issued in settlement of awards if the fair market value equivalent of such shares is paid in cash (other than with respect to the settlement of a stock appreciation right that only provides for settlement in, and settles in, cash). Shares tendered or withheld on the exercise of awards for the payment of the exercise or purchase price or withholding taxes, shares not issued upon the settlement of a stock appreciation right that settles (or could settle) in shares of class A common stock and shares purchased on the open market with cash proceeds from the exercise of options will not be recycled or replenish the Manager Plan Share Limit and will not again be available for awards under the 2018 Manager Plan. No award may be granted under the 2018 Manager Plan after the tenth anniversary of the effective date, but outstanding awards granted prior to the tenth anniversary may extend beyond that date.

Persons Eligible to Participate.

Awards under the 2018 Manager Plan may be granted only to the Manager.

Types of Awards.

Options: The Committee may grant stock options under the 2018 Manager Plan with terms and conditions determined by the Committee that are consistent with the 2018 Manager Plan; provided that, except as set forth below in connection with stock options that are not assumed or substituted in connection with a change in control, the Committee may not accelerate vesting of a stock option; provided further that all stock options granted under the 2018 Manager Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our class A common stock underlying such stock options on the date an option is granted. The maximum term for stock options granted under the 2018 Manager Plan will generally be 10 years from the initial date of grant.

Stock Appreciation Rights: The Committee may grant stock appreciation rights, with terms and conditions determined by the Committee that are consistent with the 2018 Manager Plan; provided that, except as set forth below in connection with stock appreciation rights that are not assumed or substituted in connection with a change in control, the Committee may not accelerate vesting of such stock appreciation right. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of class A common stock, over (B) the strike price per share, times (ii) the number of shares of class A common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of class A common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

Restricted Stock and Restricted Stock Units: The Committee may grant restricted shares of our class A common stock, or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of class A common stock for each restricted stock unit, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof); provided that, except as set forth below in connection with restricted shares of our class A common stock or restricted stock units that are not assumed or substituted in connection with a change in control, the Committee may not accelerate vesting of restricted shares of our class A common stock or restricted stock units. As to restricted shares of our class A common stock, subject to the other provisions of the 2018 Manager Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of class A common stock, including, without limitation, the right to vote such restricted shares of class A common stock (except, that if the lapsing of restrictions with respect to such restricted shares of class A common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of class A common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse). To the extent provided in the applicable award agreement, the holder of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon the payment by us of dividends on shares of class A common stock) either in cash or, at the sole discretion of the Committee, in shares of class A common stock having a value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which will be payable at the same time as the underlying restricted stock units are settled following the release of restrictions on such restricted stock units.

Other Stock-Based Awards: The Committee may issue unrestricted class A common stock, rights to receive grants of awards at a future date, and other awards denominated in or based upon shares of class A common stock (including, without limitation, performance shares or performance units), under the 2018 Manager Plan.

Effect of Certain Events on 2018 Manager Plan and Awards.

In the event of certain events that affect our capitalization or our class A common stock, including extraordinary dividends, recapitalizations, stock splits, reverse stock splits, corporate transactions, and other unusual or nonrecurring events affecting us, the 2018 Manager Plan requires the Committee to make any adjustments in such manner as it may deem equitable, which may include, among other things, adjusting applicable share limits and the number of our shares of class A common stock or other securities that may be delivered in respect of awards or with respect to which awards may be granted and the terms of any outstanding award. In connection with a change in control, the Committee may, in its sole discretion, provide for one or more of the following: substitution or assumption of awards, acceleration of vesting to the extent the surviving entity is unwilling to permit substitution or assumption (based on actual performance through the date of such change in control and on a pro-rata basis with respect to performance-vested awards); and/or cancellation of any one or more outstanding awards and cause to be paid to the holders holding vested awards (including any awards that would vest on the occurrence of such event, including as a result of Committee action on the occurrence of such event) the value of such awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per share of class A common stock received or to be received by the stockholders of the Company in such event), including, without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of class A common stock subject to the option or stock appreciation right over the aggregate exercise or strike price thereof. No award agreement shall provide for automatic acceleration of the vesting of any award upon a change in control.

Nontransferability of Awards.

An award will not be transferable or assignable by a participant. Any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards to be transferred by a participant to any other eligible person, without consideration, subject to any rules the Committee may adopt that are consistent with the applicable award agreement to preserve the purposes of the 2018 Manager Plan.

Amendment and Termination.

The board of directors may amend, alter, suspend, discontinue or terminate the 2018 Manager Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (i) such stockholder approval is necessary to comply with any regulatory requirement applicable to the 2018 Manager Plan, (ii) it would materially increase the number of securities that may be issued under the 2018 Manager Plan (except for adjustments in connection with certain corporate events), or (iii) it would delete or limit the repricing prohibition under the 2018 Manager Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder of any award shall not to that extent be effective without such party’s consent. The Committee may also, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, (i) subject to, other than with respect to an adjustment event, the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of such participant with respect to such award and (ii) provided that such alternation or amendment does not accelerate the vesting of such Award, except as otherwise set forth in the 2018 Manager Plan; provided, further, that without stockholder approval, except as otherwise permitted in the 2018 Manager Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right, (ii) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price or strike price, as the case may be or other award or cash payment that is greater than the intrinsic value of the canceled option or stock appreciation right, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Termination.

In the event of (i) a termination of the Management Agreement by action of the Company (other than as a result of the breach by the Manager) or by the Manager as a result of a breach by the Company of the Management Agreement, or (ii) a sale of the Manager (including a sale of more than 50% of the ownership interests or substantially all of the business or assets of the Manager) to an unrelated third party, all unvested awards held by the Manager or its affiliates shall vest in full. In the event of a termination of the Management Agreement for any other reason, including, by action of the Manager (other than as a result of the breach by the Company) or by action of the Company as a result of the breach by the Manager of the management agreement, all unvested awards held by the Manager or its affiliates shall be forfeited for no consideration, provided, the Committee may permit the Manager or its affiliates to retain, vest or continue to vest in an award notwithstanding such termination.

U.S. Federal Income Tax Consequences.

The tax consequences of awards granted under the 2018 Manager Plan are complex and may depend on the surrounding facts and circumstances. The following provides a brief summary of certain significant federal income tax consequences to a participant subject to taxation in the United States under existing U.S. law as of the date hereof. For purposes of this summary, it is assumed that participants are treated as pass-through entities for U.S. tax purposes. This summary is not a complete statement of applicable law and is based upon the Code, the regulations promulgated thereunder, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or the interpretations of such laws, change in the future, the information provided in this section may no longer be accurate. This section does not discuss state, local, or foreign tax consequences and does not discuss the loss of deduction provisions of Section 280G of the Code, the excise tax provisions of Section 4999 of the Code, or the consequences of a failure to comply with Section 409A of the Code, each of which may be applicable in the circumstances described below. This section also does not discuss the effect of gift, estate, or inheritance taxes, nor any state, local, employment or foreign taxes which may be applicable.

Options: A participant generally will not have taxable income on the grant of an option. A participant will have taxable income upon the exercise of an option equal to the excess of the fair market value of our class A common stock over the option price multiplied by the number of shares subject to exercise (referred to as the “option spread”), and we will generally be entitled to deduct that amount for federal income tax purposes. This taxable income will be taxed to a participant as ordinary compensation income.

A participant may incur a tax liability on the subsequent disposal of shares acquired from a participant’s option if these shares are sold at a gain. A participant will be responsible for paying any tax due and ensuring that any sale by a participant of the shares is reported to the tax authorities as required by applicable law. When a participant sells or otherwise disposes of shares, an amount equal to the difference between the sale or other disposition price of these shares and the cost basis of these shares will be treated as a capital gain or loss. The cost basis is equal to the amount previously taxed to a participant as compensation income plus the option price.

If the shares that a participant sells at a gain have been held for less than one year, a short-term capital gain will be recognized, which gain is subject to tax at ordinary income tax rates. For shares that a participant sells at a gain that have been held one year or longer, a long-term capital gain will be recognized, which is currently subject to tax at reduced rates. If a participant sells the shares at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss.

Stock Appreciation Rights: A participant generally will not be subject to tax in connection with the grant of a stock appreciation right. When a participant exercises a stock appreciation right, a participant will generally be required to include as ordinary income in the year of exercise an amount equal to the cash received and the fair market value of any unrestricted class A common stock received on the exercise. We will generally be entitled to a deduction for federal income tax purposes at the same time equal to the amount included in such a participant’s income by reason of the exercise. If a participant receives class A common stock upon the exercise of a stock appreciation right, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above with respect to options.

Restricted Stock and Restricted Stock Units: A participant will generally not be subject to tax when a participant receives a restricted stock or restricted stock unit award unless, in the case of restricted stock, a participant makes an election pursuant to Section 83(b) of the Code. Generally, a participant will recognize taxable income on the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date) or when a restricted stock unit is settled in shares of class A common stock, as applicable, and we will generally be entitled to a deduction for federal income tax purposes in the same amount. The taxable income from a participant’s award will be equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any. This income is taxed in the same manner and at the same rates as other compensation income. If a participant does make an election under Section 83(b) of the Code, a participant will have taxable income at the time of grant equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any.

A participant may incur a tax liability when a participant subsequently disposes of shares acquired from a participant’s award if those shares are sold at a gain. A participant will be responsible for paying any tax due from that sale and ensuring that any sale by a participant of our class A common stock is reported to the appropriate tax authorities as required by applicable law. When a participant sells or otherwise disposes of any shares of stock, an amount equal to the difference between the sale or other disposition price of such shares and the cost basis of such shares will be treated as a capital gain or loss. The cost basis of the shares is equal to the amount previously taxed as compensation income plus any amounts paid for the shares. The holding period of such shares begins on the date such shares are vested (or, where an election is made under Section 83(b), on the date they were issued). If the shares a participant sells at a gain are held for less than one year, a short-term capital gain will result and a participant will be subject to tax at ordinary income tax rates. For shares a participant sells at a gain that are held one year or longer, a long-term capital gain will result. If the shares a participant sells are sold at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2018 MANAGER PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

New Plan Benefits.

As of the date of this proxy statement, no awards (including stock options) have been granted under the 2018 Manager Plan. Awards (including stock options) under the 2018 Manager Plan may be made at the discretion of the Committee, and any awards (including stock options) that may be made and any benefits and amounts that may be received or allocated under the 2018 Manager Plan in the future are not determinable at this time. As such, we have omitted the New Plan Benefits table and the number of stock options that may be received under the 2018 Manager Plan in the future. The closing price of Blackstone Mortgage Trust common stock as reported on the New York Stock Exchange was $31.00 on April 18, 2018.

Registration with the SEC.

The Company will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company’s class A common stock to be offered and sold pursuant to the 2018 Manager Plan as soon as reasonably practicable following stockholder approval and prior to the offering or sale of any such shares.

Recommendation.

The board of directors believes strongly that approval of the adoption of the 2018 Manager Plan is essential to the Company’s success. Equity-based awards such as those provided under the 2018 Manager Plan are vital to the Company’s ability to attract and motivate outstanding management. For the reasons stated above our stockholders are being asked to approve the adoption of the 2018 Manager Plan.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF THE 2018 MANAGER PLAN.

ANNUAL REPORT

Our annual report to stockholders for the year ended December 31, 2017 is being concurrently made available for distribution to our stockholders.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.blackstonemortgagetrust.com) and click “SEC Filings” under the “Investor Relations” tab. Copies of our annual report to stockholders for the year ended December 31, 2017, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Secretary, Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor, New York, New York 10154.

OTHER MATTERS

Our management does not know of any other matters to come before the annual meeting. If, however, any other matters do come before the annual meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2019 annual meeting of stockholders, your proposal must be received by our Secretary on or before December 21, 2018. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor, New York, New York 10154. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2019 annual meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than November 21, 2018 and no later than 5:00 p.m. (Eastern Standard Time) on December 21, 2018. For additional requirements, stockholders should refer to our bylaws, Article II, Section 12, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Blackstone Mortgage Trust Stockholders Relations Department, 345 Park Avenue, 42nd Floor, New York, New York 10154, (212) 655-0220.

ANNEX A

BLACKSTONE MORTGAGE TRUST, INC.

2018 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, motivate outstanding performance and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates, as well as employees of the Manager and its Affiliates who are providing services to the Company and its Affiliates, can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.

(b) “Affiliate” means, with respect to any Person, (i) any other Person that directly or indirectly controls, is controlled by or is under common control with such Person and/or (ii) to the extent provided by the Committee, any person or entity in which such Person has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit and Other Stock-Based Award granted under the Plan.

(d) “Award Agreement” means the document or documents by which each Award is evidenced, which may be in written or electronic form.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate of the Company; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate of the Company; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii) during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company and its Subsidiaries to any Person that is not an Affiliate of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means a committee of the Board appointed by the Board to administer the Plan or, if no such committee has been appointed, the Board, or the Board to act in lieu of any such committee.

(i) “Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(j) “Company” means Blackstone Mortgage Trust, Inc., a Maryland corporation, and any successor thereto.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(m) “Disability” means, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or its Affiliates having cause to terminate a Participant’s employment or service on account of “Disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or its Affiliates or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or its Affiliates, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the occupation at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Committee in its sole and absolute discretion.

(n) “Effective Date” means April 18, 2018, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s stockholders, provided, however, that no fully vested and transferable shares of Common Stock may be issued pursuant to any Awards unless and until the Plan is approved by the Company’s stockholders.

(o) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act and (ii) an “independent” director under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(p) “Eligible Person” means (i) any individual employed by the Company or its Affiliates; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) any non-officer director of the Company or its Affiliates; (iii) consultant or advisor to the Company or its Affiliates, including Manager Employees, who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(r) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(s) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee or the Board to be the fair market value of the Common Stock.

(t) “GAAP” has the meaning given such term in Section 7(d) of the Plan.

(u) “Immediate Family Members” has the meaning given such term in Section 13(b) of the Plan.

(v) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(w) “Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.

(x) “Management Agreement” means that certain Management Agreement, dated as of March 26, 2013, by and between the Company and the Manager, as may be amended, restated, supplemented, replaced or otherwise modified from time to time, pursuant to which the Manager provides management services to the Company and its Subsidiaries.

(y) “Manager” means BXMT Advisors L.L.C., a Delaware limited liability company.

(z) “Manager Employees” means employees of the Manager or its Affiliates.

(aa) “Manager Sale” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of the Membership Interests ; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Manager Sale: (I) any acquisition by the Manager or any Affiliate of the Manager; (II) any acquisition by any employee benefit plan sponsored or maintained by the Manager or any Affiliate of the Manager; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant) (each of the entities in (I), (II) and (III) being referred to herein as an “Affiliated Entity”);

(ii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Manager to any Person that is not an Affiliated Entity; or

(iii) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Manager (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination is held by Blackstone Real Estate Special Situations Advisors L.L.C. or one or more of its Affiliates.

(bb) “Manager Termination Event” means the termination of the Management Agreement.

(cc) “Membership Interests” means the limited liability company interests of the Manager (and any interests, units or other securities into which such Membership Interests may be converted or into which they may be exchanged).

(dd) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(ee) “Non-Employee Director” means a member of the Board who is not an employee nor officer of the Company or any Subsidiary or otherwise an Eligible Person under the Plan as a result of clause (iii) of the definition of Eligible Person.

(ff) “NYSE” means the New York Stock Exchange.

(gg) “Option” means an Award granted under Section 7 of the Plan.

(hh) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(ii) “Other Stock-Based Award” means an Award that is granted under Section 10 of the Plan.

(jj) “Participant” means an Eligible Person who has been selected by the Committee or the Board to participate in the Plan and to receive an Award pursuant to the Plan.

(kk) “Performance Criteria” means specific levels of performance of the Company (and/or one or more of the Company’s Affiliates, divisions or operational and/or business units, business segments, administrative departments, or any combination of the foregoing) or any Participant, which may be determined in accordance with GAAP or on a non-GAAP basis including, but not limited to, one or more of the following measures: (i) terms relative to a peer group or index; (ii) basic, diluted, or adjusted earnings per share; (iii) sales or revenue; (iv) earnings before interest, taxes, and other adjustments (in total or on a per share basis); (v) cash available for distribution; (vi) basic or adjusted net income; (vii) returns on equity, assets, capital, revenue or similar measure; (viii) level and growth of dividends; (ix) the price or increase in price of Common Stock; (x) total shareholder return; (xi) total assets; (xii) growth in assets, new originations of assets, or financing of assets; (xiii) equity market capitalization; (xiv) reduction or other quantifiable goal with respect to general and/or specific expenses; (xv) equity capital raised; (xvi) mergers, acquisitions, increase in enterprise value of Affiliates, subsidiaries, divisions or business units or sales of assets of Affiliates, Subsidiaries, divisions or business units or sales of assets; and (xvii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

(ll) “Permitted Transferee” has the meaning given such term in Section 13(b) of the Plan.

(mm) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(nn) “Plan” means this Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan, as it may be amended and restated from time to time.

(oo) “Prior Plan Award” means any award of equity-based compensation granted under the Prior Plans, which remains outstanding as of the Effective Date.

(pp) “Prior Plans” means the Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan, the Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan, the Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan and the Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan.

(qq) “Qualifying Manager Termination” means a (i) Manager Termination Event that occurs by action of the Company (other than as a result of the breach by the Manager of the Management Agreement), (ii) Manager Termination Event that occurs by action of the Manager as a result of the breach by the Company of the Management Agreement, or (iii) Manager Sale.

(rr) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ss) “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(tt) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(uu) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(vv) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ww) “Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(xx) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(yy) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(zz) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person, or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(aaa) “Substitute Award” has the meaning given such term in Section 5(e) of the Plan.

(bbb) “Sub-Plans” means any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(ccc) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that with respect to any Participant who is an employee of the Manager or its Affiliates, such Participant shall instead be deemed to undergo a Termination hereunder upon a termination of such Participant’s employment with the Manager and its Affiliates.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. No additional Awards may be granted under the Prior Plans on or following the Effective Date.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to (i) qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act or (ii) be granted to the Chief Executive Officer of the Company, if so required, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or pursuant to the authorization of the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons who are Non-Employee Directors or otherwise are subject to Section 16 of the Exchange Act.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, the Company, any Affiliate of the Company, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not become available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Charter or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of Performance Criteria.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 5,000,000 shares of Common Stock, less any shares of Common Stock issued or subject to awards granted under the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 11 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

(c) Other than with respect to Substitute Awards, to the extent that an Award or Prior Plan Award expires or is canceled, forfeited or terminated without delivery to the Participant of the full number of shares of Common Stock to which the Award or Prior Plan Award, as applicable, related, the undelivered shares will be returned to the Absolute Share Limit and will again be available for grant under the Plan. Shares of Common Stock shall be deemed to have been issued in settlement of Awards or Prior Plan Awards, as applicable, if the Fair Market Value equivalent of such shares is paid in cash; provided, however, that no shares shall be deemed to have been issued in settlement of a SAR that only provides for settlement in cash and settles only in cash; provided, further that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In no event shall (i) shares tendered or withheld on the exercise of Options or other Award or Prior Plan Award, as applicable, for the payment of the exercise or purchase price or withholding taxes, (ii) shares not issued upon the settlement of a SAR that settles in shares of Common Stock (or could settle in shares of Common Stock), or (iii) shares purchased on the open market with cash proceeds from the exercise of Options, again become available for other Awards under the Plan.

(d) Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate of the Company, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee. Except as set forth in Sections 11, 13(i) and 13(j) hereto, the Committee shall not accelerate vesting of an Option. Options shall expire after such period, as may be determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate of the Company.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) the date that is two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. Solely in the case of a SAR that may be settled in Common Stock, a SAR granted independent of an Option:

(i) shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; and

(ii) shall expire in such manner and on such date or dates or upon such event or events as determined by the Committee and shall expire after such period, as may be determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

Solely in the case of a SAR that may be settled in Common Stock, except as set forth in Sections 11, 13(i) and 13(j) hereto, the Committee shall not accelerate vesting of any such SAR.

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess, if any, of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee in its sole discretion. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the power in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than, or in addition to, the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c) Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee. Except as set forth in Sections 11, 13(i) and 13(j) hereto, the Committee shall not accelerate vesting of Restricted Stock or Restricted Stock Units.

(d) Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE BLACKSTONE MORTGAGE TRUST, INC. 2018 STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN BLACKSTONE MORTGAGE TRUST, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF BLACKSTONE MORTGAGE TRUST, INC.

10. Other Stock-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, and other Awards denominated in or based upon Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 13(a) of the Plan. Except as set forth in Sections 11, 13(i) and 13(j) hereto, the Committee shall not accelerate vesting.

11. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder:

(a) General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including, without limitation, a Change in Control); or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such proportionate substitution or adjustment, if any, as it deems equitable, including without limitation, adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures (including, without limitation, Performance Criteria); provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 11 shall be conclusive and binding for all purposes.

(b) Change in Control. Without limiting the foregoing, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) substitution or assumption of Awards, or to the extent the surviving entity (or Affiliate thereof) is unwilling to permit substitution or assumption of the Awards, full acceleration of the vesting of any time-vested Awards, and acceleration of any performance-vested Awards (based on actual performance through the date of such Change in Control and on a pro-rata basis); and/or

(ii) cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation, including as provided in Section 11(b)(i) above), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).

For purposes of clause (i) above, substitution of an Award may include conversion of the shares of Common Stock underlying such Award into shares of the buyer (or Affiliate thereof), or, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, into cash, property or other securities having an equivalent value as the Award (as determined consistent with clause (ii) above), which conversion shall not affect any continued vesting requirements of the Award. For the avoidance of doubt, any such substitution of an Award shall not provide for the acceleration of any vesting requirements of the Award and no Awards shall vest solely as a result of such substitution. Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c) No Automatic Acceleration. No Award Agreement shall provide for automatic acceleration of the vesting of any time-vested Awards or performance-vested Awards upon a Change in Control.

(d) Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(e) Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such stockholder approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11 of the Plan); (iii) it would materially expand the category of Eligible Persons, extend the period during which new Awards may be granted under the Plan or change the method of determining the Exercise Price or Strike Price; or (iv) delete or limit the prohibition on repricing as provided in Section 12(c) below; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to Section 12(c) of the Plan without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the Plan and the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11 or the terms of an Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that, except as set forth in Sections 11, 13(i) and 13(j) hereto, the Committee shall not alter or amend any Award in a manner that would accelerate the vesting of such Award.

(c) No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification of the Plan or any Award Agreement may reduce the Exercise Price of any Option or the Strike Price of any SAR or delete or limit the prohibition on repricing as provided by this Section 12(c); (ii) the Committee may not cancel any outstanding Option or SAR (including such Awards with an Exercise Price or Strike Price, as applicable, with a value above the current Fair Market Value of such Award) and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or its Affiliates; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. Notwithstanding the foregoing, no Awards may be transferred to a third-party financial institution.

(iii) The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs; or (ii) unearned Awards subject to performance conditions (other than, or in addition to, the passage of time) (although dividends, dividend equivalents or other similar payments may be accumulated in respect of unearned Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) As a condition to the grant of any Award, it shall be required that a Participant satisfy, when such taxes are otherwise due with respect to such Award, through a cash payment by the Participant, or in the discretion of the Committee, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other applicable taxes of any kind required or permitted to be withheld in connection with such Award.

(ii) Without limiting the generality of clause (i) above, the Committee may (but is not obligated to), in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP) having a Fair Market Value equal to such withholding liability; or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

(e) Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or its Affiliates, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(g) International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant the Company or its Affiliates.

(h) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

(i) Termination of a Participant. In the event of a Participant’s Termination for any reason (other than due to death or Disability) prior to the time an Award has vested, (A) all vesting with respect to such Participant’s Award shall cease, and (B) the unvested portion of any outstanding Award shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination; provided, that, notwithstanding anything contained in the Plan to the contrary, in connection with any Termination, other than for cause (as reasonably defined and determined by the Committee), or due to death or Disability, the Committee shall reasonably determine whether or not to permit a Participant to retain, vest or continue to vest in an Award notwithstanding such Participant’s Termination. Any such determination may be set forth in a Participant’s Award Agreement or made as an amendment to a Participant’s Award Agreement on or before such Termination. In the event of a Participant’s Termination due to death or Disability prior to the time an Award has vested, all such unvested Awards held by such Participant shall vest in full upon such death or Disability of the Participant. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination, but such Participant continues to provide services to the Company and its Affiliates in a non-employee or non-officer capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(j) Manager Termination Event. In the event of a Qualifying Manager Termination, and notwithstanding any provision of the Plan to the contrary, all outstanding unvested Awards held by Manager Employees shall vest in full as of such Qualifying Manager Termination. In the event of a Manager Termination Event (other than a Qualifying Manager Termination), including by action of the Manager (other than as a result of the breach by the Company of the Management Agreement) or by action of the Company as a result of the breach by the Manager of the Management Agreement, all vesting with respect to all outstanding unvested Awards held by Manager Employees shall cease, and all such outstanding unvested Awards shall be forfeited to the Company for no consideration as of the date of such Manager Termination Event; provided, that, notwithstanding anything contained in the Plan to the contrary, in connection with any Manager Termination Event, the Committee shall reasonably determine whether or not to permit a Manager Employee to retain, vest or continue to vest in an Award notwithstanding such Manager Termination Event. Any such determination may be set forth in a Manager Employee’s Award Agreement or made as an amendment to a Manager Employee’s Award Agreement on or before such Manager Termination Event.

(k) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(l) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate of the Company issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate of the Company issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate of the Company issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (B) in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, or the underlying shares in respect thereof.

(m) No Section 83(b) Elections Without Consent of the Committee. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(n) Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(o) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(p) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate of the Company, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(q) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any information, opinion, report, or statement, including any financial statement or other financial data, prepared or presented by any officer or employee of the Company whom the Committee reasonably believes to be reliable and competent in the matters presented; a lawyer, certified public accountant, or other person, as to a matter which the Committee reasonably believes to be within the person’s professional or expert competence; another committee of the Board on which a Committee member does not serve, as to matters within its designated authority, if the Committee reasonably believes such committee to merit confidence; and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(r) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(s) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof.

(t) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(u) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(v) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate of the Company shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(w) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in detrimental activity that is in conflict with or adverse to the interest of the Company or any Affiliate of the Company, including, without limitation, fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award Agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, all of the Participant’s outstanding awards will be cancelled and/or the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(x) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*        *        *

ANNEX B

BLACKSTONE MORTGAGE TRUST, INC. 2018 MANAGER INCENTIVE PLAN

1. Purpose. The purpose of the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby the Manager and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.

(b) “Affiliate” means, with respect to any Person, (i) any other Person that directly or indirectly controls, is controlled by or is under common control with such Person and/or (ii) to the extent provided by the Committee, any person or entity in which such Person has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Award” means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit and Other Stock-Based Award granted under the Plan.

(d) “Award Agreement” means the document or documents by which each Award is evidenced, which may be in written or electronic form.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate of the Company; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate of the Company; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii) during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent

Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company and its Subsidiaries to any Person that is not an Affiliate of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means a committee of the Board appointed by the Board to administer the Plan or, if no such committee has been appointed, the Board, or the Board to act in lieu of any such committee.

(i) “Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(j) “Company” means Blackstone Mortgage Trust, Inc., a Maryland corporation, and any successor thereto.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l) “Effective Date” means April 18, 2018, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s stockholders, provided, however, that no fully vested and transferable shares of Common Stock may be issued pursuant to any Awards unless and until the Plan is approved by the Company’s stockholders.

(m) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act and (ii) an “independent” director under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(n) “Eligible Person” means the Manager or any of its Affiliates.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(p) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(q) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common

Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee or the Board to be the fair market value of the Common Stock.

(r) “GAAP” has the meaning given such term in Section 7(d) of the Plan.

(s) “Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.

(t) “Management Agreement” means that certain Management Agreement, dated as of March 26, 2013, by and between the Company and the Manager, as may be amended, restated, supplemented, replaced or otherwise modified from time to time, pursuant to which the Manager provides management services to the Company and its Subsidiaries.

(u) “Manager” means BXMT Advisors L.L.C., a Delaware limited liability company.

(v) “Manager Sale” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of the Membership Interests; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Manager Sale: (I) any acquisition by the Manager or any Affiliate of the Manager; (II) any acquisition by any employee benefit plan sponsored or maintained by the Manager or any Affiliate of the Manager; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant) (each of the entities in (I), (II) and (III) being referred to herein as an “Affiliated Entity”);

(ii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Manager to any Person that is not an Affiliated Entity; or

(iii) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Manager (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination is held by Blackstone Real Estate Special Situations Advisors L.L.C. or one or more of its Affiliates.

(w) “Membership Interests” means the limited liability company interests of the Manager (and any interests, units or other securities into which such Membership Interests may be converted or into which they may be exchanged).

(x) “NYSE” means the New York Stock Exchange.

(y) “Option” means an Award granted under Section 7 of the Plan. Options granted under the Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.

(z) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(aa) “Other Stock-Based Award” means an Award that is granted under Section 10 of the Plan.

(bb) “Participant” means an Eligible Person who has been selected by the Committee or the Board to participate in the Plan and to receive an Award pursuant to the Plan.

(cc) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(dd) “Plan” means this Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan, as it may be amended and restated from time to time.

(ee) “Prior Plans” means the Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan, the Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan, the Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan and the Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan.

(ff) “Qualifying Termination” means a (i) Termination by action of the Company (other than as a result of the breach by the Manager of the Management Agreement), (ii) Termination by action of the Manager as a result of the breach by the Company of the Management Agreement, or (iii) Manager Sale.

(gg) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(hh) “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(ii) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(jj) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(kk) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ll) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(mm) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(nn) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person, or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(oo) “Termination” means the termination of the Manager’s services to the Company and its Affiliates under the Management Agreement.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. No additional Awards may be granted under the Prior Plans on or following the Effective Date.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or pursuant to the authorization of the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, the Company, any Affiliate of the Company, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not become available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Charter or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 5,000,000 shares of Common Stock, less any shares of Common Stock issued or subject to awards granted under the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan (the “Absolute Share Limit”) shall be available for Awards under the Plan and (ii) subject to Section 11 of the Plan, grants of Awards in respect of no more than 1,000,000 shares of Common Stock may be made to any individual Eligible Person during any single fiscal year of the Company.

(c) To the extent that an Award expires or is canceled, forfeited or terminated without delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will be returned to the Absolute Share Limit and will again be available for grant under the Plan. Shares of Common Stock shall be deemed to have been issued in settlement of Awards if the Fair Market Value equivalent of such shares is paid in cash; provided, however, that no shares shall be deemed to have been issued in settlement of a SAR that only provides for settlement in cash and settles only in cash. In no event shall (i) shares tendered or withheld on the exercise of Options or other Award for the payment of the exercise or purchase price or withholding taxes, (ii) shares not issued upon the settlement of a SAR that settles in shares of Common Stock

(or could settle in shares of Common Stock), or (iii) shares purchased on the open market with cash proceeds from the exercise of Options, again become available for other Awards under the Plan.

(d) Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Exercise Price. The exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant).

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee. Except as set forth in Sections 11 and 13(g) hereto, the Committee shall not accelerate vesting of an Option. Options shall expire after such period, as may be determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of

2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. The strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. Solely in the case of a SAR that may be settled in Common Stock, a SAR granted independent of an Option:

(i) shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; and

(ii) shall expire in such manner and on such date or dates or upon such event or events as determined by the Committee and shall expire after such period, as may be determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

Solely in the case of a SAR that may be settled in Common Stock, except as set forth in Sections 11 or 13(g) hereto, the Committee shall not accelerate vesting of any such SAR.

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess, if any, of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee in its sole discretion. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Options. The Committee shall have the power in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than, or in addition to, the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c) Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee. Except as set forth in Sections 11 or 13(g) hereto, the Committee shall not accelerate vesting of Restricted Stock or Restricted Stock Units.

(d) Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common

Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE BLACKSTONE MORTGAGE TRUST, INC. 2018 MANAGER INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN BLACKSTONE MORTGAGE TRUST, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF BLACKSTONE MORTGAGE TRUST, INC.

10. Other Stock-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, and other Awards denominated in or based upon Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 13(a) of the Plan. Except as set forth in Sections 11 or 13(g) hereto, the Committee shall not accelerate vesting.

11. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder:

(a) General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including, without limitation, a Change in Control); or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate of the

Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such proportionate substitution or adjustment, if any, as it deems equitable, including without limitation, adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 11 shall be conclusive and binding for all purposes.

(b) Change in Control. Without limiting the foregoing, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) substitution or assumption of Awards, or to the extent the surviving entity (or Affiliate thereof) is unwilling to permit substitution or assumption of the Awards, full acceleration of the vesting of any time-vested Awards, and acceleration of any performance-vested Awards (based on actual performance through the date of such Change in Control and on a pro-rata basis); and/or

(ii) cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation, including as provided in Section 11(b)(i) above), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).

For purposes of clause (i) above, substitution of an Award may include conversion of the shares of Common Stock underlying such Award into shares of the buyer (or Affiliate thereof), or, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, into cash, property or other securities having an equivalent value as the Award (as determined consistent with clause (ii) above), which conversion shall not affect any continued vesting requirements of the Award. For the avoidance of doubt, any such substitution of an Award shall not provide for the acceleration of any vesting requirements of the Award and no Awards shall vest solely as a result of such substitution. Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c) No Automatic Acceleration on Change in Control. No Award Agreement shall provide for automatic acceleration of the vesting of any time-vested Awards or performance-vested Awards upon a Change in Control.

(d) Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(e) Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such stockholder approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11 of the Plan); (iii) it would materially expand the category of Eligible Persons, extend the period during which new Awards may be granted under the Plan or change the method of determining the Exercise Price or Strike Price; or (iv) delete or limit the prohibition on repricing as provided in Section 12(c) below; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to Section 12(c) of the Plan without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the Plan and the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Termination); provided, that, other than pursuant to Section 11 or the terms of an Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that, except as set forth in Sections 11 or 13(g) hereto, the Committee shall not alter or amend any Award in a manner that would accelerate the vesting of such Award.

(c) No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification of the Plan or any Award Agreement may reduce the Exercise Price of any Option or the Strike Price of any SAR or delete or limit the prohibition on repricing as provided by this Section 12(c); (ii) the Committee may not cancel any outstanding Option or SAR (including such Awards with an Exercise Price or Strike Price, as applicable, with a value above the current Fair Market Value of such Award) and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award upon a Termination, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by such Participant to whom such Award was granted. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or its Affiliates.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to any other Eligible Person; provided, that no Awards may be transferred to a third-party financial institution.

(c) Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs; or (ii) unearned Awards subject to performance conditions (other than, or in addition to, the passage of time) (although dividends, dividend equivalents or other similar payments may be accumulated in respect of unearned Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) As a condition to the grant of any Award, it shall be required that a Participant satisfy, when such taxes are otherwise due with respect to such Award, through a cash payment by the Participant, or in the discretion of the Committee, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other applicable taxes of any kind required or permitted to be withheld in connection with such Award.

(ii) Without limiting the generality of clause (i) above, the Committee may (but is not obligated to), in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP) having a Fair Market Value equal to such withholding liability; or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

(e) Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f) No Claim to Awards; No Rights to Continued Service; Waiver. No Eligible Person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board.

(g) Termination. In the event of a Qualifying Termination, and notwithstanding any provision of the Plan to the contrary, all outstanding unvested Awards shall vest in full as of such Qualifying Termination. In the event of a Termination (other than a Qualifying Termination), including by action of the Manager (other than as a result of the breach by the Company of the Management Agreement) or by action of the Company as a result of the breach by the Manager of the Management Agreement, all vesting with respect to all outstanding unvested Awards shall cease, and all such outstanding unvested Awards shall be forfeited to the Company for no consideration as of the date of such Termination; provided, that, notwithstanding anything contained in the Plan to the contrary, in connection with any Termination, the Committee shall reasonably determine whether or not to permit a Participant to retain, vest or continue to vest in an Award notwithstanding such Termination.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate of the Company issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate of the

Company issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate of the Company issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (B) in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, or the underlying shares in respect thereof.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(k) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate of the Company, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any information, opinion, report, or statement, including any financial statement or other financial data, prepared or presented by any officer or employee of the Company whom the Committee reasonably believes to be reliable and competent in the matters presented; a lawyer, certified public accountant, or other person, as to a matter which the Committee reasonably believes to be within the person’s professional or expert competence; another committee of the Board on which a Committee member does not serve, as to matters within its designated authority, if the Committee reasonably believes such committee to merit confidence; and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(m) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof.

(n) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(o) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(p) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate of the Company shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(q) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in detrimental activity that is in conflict with or adverse to the interest of the Company or any Affiliate of the Company, including, without limitation, fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award Agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, all of the Participant’s outstanding awards will be cancelled and/or the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(r) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*        *        *

ANNUAL MEETING OF BLACKSTONE MORTGAGE TRUST, INC.

Date:	Wednesday, June 20, 2018
Time:	10:00 A.M. (Eastern Time)
Place:	425 Lexington Ave., New York, NY 10017

Please make your marks like this:    ☒  Use dark black pencil or pen only

The Board of Directors recommends you vote FOR the following:

1:	Election of Directors
Nominees:
	01) Michael B. Nash	05) Martin L. Edelman
	02) Stephen D. Plavin	06) Henry N. Nassau
	03) Leonard W. Cotton	07) Jonathan L. Pollack
	04) Thomas E. Dobrowski	08) Lynne B. Sagalyn

Vote For All Nominees	Withhold Vote From All Nominees	Vote For All Except
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the box and write the number(s) of the nominee(s) in the space provided to the right.

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5

		For	Against	Abstain

2:	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐

3:	Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers.	☐	☐	☐

4:	Approve the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan.	☐	☐	☐

5:	Approve the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan.	☐	☐	☐

Note:	To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

To attend the meeting and vote your shares in person, please mark this box.	☐

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Please separate carefully at the perforation and return just this portion in the envelope provided.

Annual Meeting of Blackstone Mortgage Trust, Inc.

to be held on Wednesday, June 20, 2018

for Holders as of April 13, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE

Go To www.proxypush.com/BXMT	Call 866-286-2946

•	Cast your vote online 24 hours a day/7 days a week.	OR	•	Use any touch-tone telephone toll-free 24 hours a day/7 days a week.
•	Have your Proxy Card/Voting Instructions Form ready.		• •	Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions.vm
•	View Meeting Documents.

OR MAIL	•	Mark, sign and date your Proxy Card/Voting Instruction Form.
	•	Detach your Proxy Card/Voting Instruction Form.
	•	Return your Proxy Card/Voting Instruction Form in the
postage-paid envelope provided.

The undersigned stockholder(s) hereby appoint(s) Stephen D. Plavin, Anthony F. Marone, Jr., Douglas N. Armer and Leon Volchyok, or any of them, as proxies for the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Common Stock of BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 20, 2018, at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS IN ITEM 1 AND “FOR” THE PROPOSALS IN ITEMS 2, 3, 4 and 5.

All votes must be received by 11:59 P.M., Eastern Time, June 19, 2018.

PROXY TABULATOR FOR BLACKSTONE MORTGAGE TRUST, INC. c/o MEDIANT COMMUNICATIONS P.O. BOX 8016 CARY, NC 27512-9903

EVENT # CLIENT #